UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Esterline Technologies Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

ESTERLINE TECHNOLOGIES CORPORATION

500 108th Avenue NE

Bellevue, Washington 98004

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 5, 2008

To the Shareholders of Esterline Technologies Corporation:

NOTICE IS HEREBY GIVEN that the 2008 annual meeting of shareholders for ESTERLINE TECHNOLOGIES CORPORATION, a Delaware corporation (the “Company”), will be held on Wednesday, March 5, 2008, at 10:00 a.m., at the Bellevue Club, Bellevue, Washington, for the following purposes:

(1)	to elect four directors of the Company;

(2)	to consider and approve a proposal to amend the Company’s 2004 Equity Incentive Plan to authorize the issuance of an additional 1,000,000 shares of the Company’s Common Stock;

(3)	to consider and approve a proposal to amend the Company’s Employee Stock Purchase Plan to authorize the issuance of an additional 250,000 shares of the Company’s Common Stock;

(4)	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on January 8, 2008, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

The Company’s Annual Report for fiscal year 2007 is enclosed for your convenience.

By order of the Board of Directors

ROBERT D. GEORGE
Vice President, Chief Financial Officer, Secretary and Treasurer

February 4, 2008

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders to be Held on March 5, 2008

The proxy statement and annual report, including Form 10-K, are available at: http://bnymellon.mobular.net/bnymellon/esl

Your vote is important. Please sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure that your shares will be represented at the annual meeting. Holders of a majority of the outstanding shares entitled to vote must be present either in person or by proxy for the meeting to be held. If you attend the meeting and vote your shares personally, any previous proxies will be revoked.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

To Be Held March 5, 2008

This proxy statement, which is first being mailed to shareholders on or about February 4, 2008, has been prepared in connection with the solicitation by the Board of Directors of Esterline Technologies Corporation (the “Company”) of proxies in the accompanying form to be voted at the 2008 annual meeting of shareholders of the Company to be held on Wednesday, March 5, 2008, at 10:00 a.m., at the Bellevue Club, 11200 SE 6th Street, Bellevue, Washington 98004, and at any adjournment or postponement thereof. The Company’s principal executive office is at 500 108th Avenue NE, Bellevue, Washington 98004.

The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may, without additional compensation, solicit the return of proxies by telephone, telegram, messenger, facsimile transmission or personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals and the Company may reimburse such persons for their expenses in so doing. Furthermore, the Company has retained MacKenzie Partners, Inc. to provide proxy solicitation services for a fee of $6,500, plus reimbursement of its out-of-pocket expenses.

Registered shareholders can vote in person, by telephone, by the Internet or by mail, as described below. If you are a beneficial shareholder, please refer to your proxy card or the information forwarded by your broker, bank or other holder of record to see what options are available to you. Registered shareholders may cast their vote by:

(1)	Attending and voting in person at the annual meeting;

(2)	Signing, dating and promptly mailing the proxy card in the enclosed postage-paid envelope;

(3)	Accessing the Internet website http://www.bnymellon.com/shareowner/isd and following the instructions provided on the website; or

(4)	Calling 1-800-370-1163 and voting by following the instructions provided on the phone line.

Any proxy given pursuant to the solicitation may be revoked at any time prior to being voted. A proxy may be revoked by the record holder or other person entitled to vote (a) by attending the meeting in person and voting the shares, (b) by executing another proxy dated as of a later date or (c) by notifying the Secretary of the Company in writing, at the Company’s address set forth on the notice of the meeting, provided that such notice is received by the Secretary prior to the meeting date. All shares represented by valid proxies will be voted at the meeting. Proxies will be voted in accordance with the specification made therein or, in the absence of specification, in accordance with the provisions of the proxy.

The Board of Directors has fixed the close of business on January 8, 2008, as the record date for determining the holders of common stock of the Company (the “Common Stock”) entitled to notice of and to vote at the annual meeting. The Common Stock is listed for trading on the New York Stock Exchange. At the close of business on the record date there were outstanding and entitled to vote 29,405,876 shares of Common Stock, which are entitled to one vote per share on all matters which properly come before the annual meeting.

The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required to constitute a quorum for the transaction of business at the meeting. The inspector of elections, who determines whether or not a quorum is present at the annual meeting, will count abstentions or withheld votes and broker non-votes, which are discussed further below, as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. There must be a quorum for the meeting to be held. The Company has appointed Mellon Investor Services LLC as the inspector of elections for the annual meeting.

Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of election appointed for the annual meeting. The inspector of election will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum. A plurality of the shares of Common Stock present in person or represented by proxy at the meeting is required for the election of directors. Shareholders are not entitled to cumulate votes in electing directors. Broker non-votes will have no effect on the vote relating to election of directors because broker non-votes will not be considered votes cast or shares entitled to vote at the meeting. Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Brokers may exercise discretion to vote shares as to which instructions are not given with respect to the election of directors.

The proposals to amend the Company’s 2004 Equity Incentive Plan and the Employee Stock Purchase Plan will be approved if a majority of the shares of Common Stock present in person or represented by proxy at the meeting vote in favor of each proposal and the shares voted represent a majority of the shares of Common Stock outstanding on the record date. Brokers may not exercise discretion to vote shares as to which instructions are not given as to the approval of equity compensation plans. Therefore, broker non-votes on each of these proposals will have the effect of a vote against the proposals.

ELECTION OF DIRECTORS

The Company’s By-Laws, as amended and restated, provide for a board of directors that consists of not less than seven (7) or more than twelve (12) members, as may be fixed from time to time by the Board of Directors. The authorized size of the board is currently set at ten. The Company’s Restated Certificate of Incorporation provides that the directors will be divided into three classes, with the classes serving for staggered, three-year terms such that approximately one-third of the directors are elected each year.

In December 2007, the Board of Directors increased the authorized number of directors of the Board to ten, elected James J. Morris to fill the vacancy created by the expansion and, in accordance with the Company’s Restated Certificate of Incorporation, classified Mr. Morris into the class of directors whose term expires at the 2008 annual meeting.

The Board of Directors recommends a vote FOR the director nominees named below.

Information as to each nominee and each director whose term will continue after the 2008 annual meeting is provided below. Unless otherwise instructed, it is the intention of the persons named in the accompanying proxy to vote shares represented by properly executed proxies FOR the election of the nominees named below. The Board of Directors knows of no reason why any of the nominees will be unable or unwilling to serve. If any nominee becomes unavailable to serve, the Board of Directors intends for the persons named as proxies to vote for the election of such other persons, if any, as the Board of Directors may recommend.

Nominees to the class of directors whose term will expire at the 2011 annual meeting:

Lewis E. Burns

President and Chief Executive Officer (Retired), Dover Industries, Inc. Age 69.

Prior to January 2005, Mr. Burns was a Director/Consultant of Dover Industries, Inc. (a diversified manufacturing company), having held such positions since July 2003. Prior to that time, he was President, Chief Executive Officer and Director of Dover Industries, Inc. since 1985. He has been a director of the Company since 2003.

Robert W. Cremin

Chairman, President and Chief Executive Officer, Esterline Technologies Corporation. Age 67.

Mr. Cremin has been Chairman since January 2001. In addition, he has served as Chief Executive Officer and President since January 1999 and September 1997, respectively. He has been a director of the Company since 1998.

Anthony P. Franceschini

Director, President and Chief Executive Officer, Stantec Inc. Age 56.

Mr. Franceschini has been the Director, President and Chief Executive Officer of Stantec Inc. (an engineering, architecture and related professional services design firm) since June 1998. He has been a director of the Company since 2002.

James J. Morris

Vice President, Engineering and Manufacturing (Retired), The Boeing Company. Age 59.

Prior to 2007, Mr. Morris was the Vice President, Engineering and Manufacturing, of The Boeing Company, having held that position since 2005. Prior to that time, he was Vice President, Supplier Management, of The Boeing Company since 2000. He is also a director of LORD Corporation, 2Source Manufacturing Inc. and Westbury. Since 2007, he has been a consultant to Thales S.A. He has been a director of the Company since 2007.

Continuing directors:

John F. Clearman

Special Advisor to the Board (Retired), Milliman USA. Age 70.

Prior to January 2003, Mr. Clearman was a Special Advisor to the Board of Milliman USA (an actuarial consulting firm), having held such position since August 2001. From October 1998 through July 2001, he was the Chief Financial Officer of Milliman USA. He is also a director for several other companies including Oberto Sausage, Inc., Washington Federal Savings, Inc., Barclay Dean Interiors and Darigold, Inc. He has been a director of the Company since 1989, and his current term expires in 2010.

Robert S. Cline

Chairman and Chief Executive Officer (Retired), Airborne Freight Corporation. Age 70.

Prior to January 2003, Mr. Cline was the Chairman and Chief Executive Officer of Airborne Freight Corporation (an air express company), having held such positions since 1984. He is also a director of Safeco Corporation. He has been a director of the Company since 1999, and his current term expires in 2009.

Paul V. Haack

Senior Partner (Retired), Deloitte & Touche LLP. Age 56.

Prior to 2006, Mr. Haack was a Senior Partner with Deloitte & Touche LLP (a public accounting firm) on the Boeing and United Airlines accounts in their Chicago office, having held such positions since 2001 and 2002, respectively. Prior to that time, he was a Lead Partner with Deloitte & Touche LLP on the Boeing account in the Seattle office since 1998. He is also a director of SonoSite, Inc. He has been a director of the Company since 2006, and his current term expires in 2009.

Charles R. Larson

Admiral (Retired), United States Navy. Age 71.

Since retiring from the U.S. Navy in 1998, Admiral Larson has served as a consultant on a broad array of defense, international and domestic policy issues to government and industry. He is also a director of EDGE Technologies, Northrop Grumman Corporation and Via Global Group LLC. From September 2004 to August 2007, he was a consultant for Via Finance LLC (a finance and services company). He has been a director of the Company since 2004, and his current term expires in 2010.

Jerry D. Leitman

Chairman (Retired), FuelCell Energy, Inc. Age 65.

Mr. Leitman was the Chairman of the Board of FuelCell Energy, Inc. (a fuel cell company) from January 2006 to January 2007. Previously, he was Chairman and Chief Executive Officer of FuelCell Energy, Inc. since September 2005 and Chairman, President and Chief Executive Officer since June 2002. He has been a director of the Company since 1998, and his current term expires in 2010.

James L. Pierce

Chairman (Retired), ARINC Incorporated. Age 71.

Prior to March 2004, Mr. Pierce was the Chairman of ARINC Incorporated (a transportation and systems engineering solutions provider), having held such position since 1994. He was also the Chief Executive Officer of ARINC Incorporated from 1994 until December 2001. He has been a director of the Company since 2003, and his current term expires in 2009.

OTHER INFORMATION AS TO DIRECTORS

Director Compensation

The following table describes the compensation earned by persons who served as non-employee directors during fiscal 2007. Employees of the Company serving on the Board or committees received no additional compensation for such service.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Lewis E. Burns	$49,750	$60,000	$109,750
John F. Clearman	62,500	60,000	122,500
Robert S. Cline	60,000	60,000	120,000
Anthony P. Franceschini	47,250	60,000	107,250
Paul V. Haack	52,000	60,000	112,000
Charles R. Larson	58,500	60,000	118,500
Jerry D. Leitman	48,500	60,000	108,500
James L. Pierce	63,500	60,000	123,500

(1)	Amounts in this column represent retainers, meeting fees and chair fees.

(2)	Amounts in this column represent the dollar amounts recognized for financial statement reporting purposes for fiscal 2007, in accordance with SFAS 123R, which is also equal to the grant date fair value of the awards, because the awards vest immediately upon grant.

During fiscal 2007, the Company paid the following cash fees to non-employee directors:

Annual Retainer	$30,000
In Person Board Meeting	$1,500
In Person Committee Meeting	$1,500
Telephonic Board Meeting	$750
Telephonic Committee Meeting	$750
Audit Committee Chair Additional Annual Retainer	$7,500
Nominating & Corporate Governance Committee Chair Additional Annual Retainer	$5,000
Compensation Committee Chair Additional Annual Retainer	$5,000
Lead Independent Director Additional Annual Retainer	$10,000

All stipends and meeting attendance fees are paid quarterly in arrears. The Company also reimburses non-employee directors for reasonable expenses incurred in attending Board and committee meetings.

In addition, the Company pays each non-employee director compensation in the form of an annual issuance of $60,000 worth of fully-paid Common Stock, pursuant to the Company’s Amended and Restated Non-Employee Directors’ Stock Compensation Plan. The value of the stock compensation to be paid to non-employee directors will continue to be paid in the form of an annual issuance of fully-paid Common Stock under the Company’s Amended and Restated Non-Employee Directors’ Stock Compensation Plan until such time as plan shares are exhausted. Thereafter, non-employee directors’ stock compensation will be issued under the Company’s 2004 Equity Incentive Plan, as amended.

On September 6, 2007, the Board approved, based on the Compensation Committee’s recommendation, increases to the compensation to be paid to the Company’s non-employee directors, which became effective for fiscal 2008. Under the terms of the updated non-employee director compensation program, the additional annual retainer for the chairman of the Audit Committee increased from $7,500 to $12,500, the additional annual retainer for the chairman of the Nominating & Corporate Governance Committee increased from $5,000 to $7,500, the additional annual retainer for the chairman of the Compensation Committee increased from $5,000 to $7,500 and the additional annual retainer for the Lead Independent Director increased from $10,000 to $25,000. In addition, Technology Committee meetings conducted at various business unit locations will be paid at $1,500 per meeting.

Board and Board Committees

There were six meetings of the Board of Directors during fiscal 2007. During fiscal 2007, each director attended at least 93% of the total number of meetings of the Board of Directors and Board committees of which he was a member.

Non-management directors meet in executive session on a regular basis, generally at each scheduled Board meeting. The Chairman of the Board, if a non-management director, presides over the executive sessions. Since the Chairman of the Board is an employee of the Company, the Lead Independent Director, John F. Clearman, presides. In addition, the Audit Committee has adopted the practice of reserving time at each meeting to meet without members of Company management present. The Compensation Committee and the Nominating & Corporate Governance Committee also have adopted a similar practice of meeting periodically without members of Company management present.

The Board of Directors currently does not have a policy with regard to director attendance at the Company’s annual shareholders meeting; however, it schedules the first quarter meeting of the Board of Directors on the same date as the annual shareholders meeting. All of the Company’s directors attended the annual shareholders meeting in 2007.

Board Independence. The Board has reviewed the relationships between the Company and each director and has determined that a majority of the directors are independent for purposes of the NYSE corporate governance listing standards. In accordance with these listing standards, the Board adopted its own set of specified criteria, identified in the Company’s Corporate Governance Guidelines which are posted on the Company’s website at http://www.esterline.com/governance, to assist it in determining whether any relationship between a director and the Company impairs independence. Using the adopted criteria, the Board affirmatively determined that all of the directors, other than Mr. Cremin, are independent under the NYSE listing standards. Mr. Cremin does not meet NYSE independence listing standards due to his current position as Chairman, President and Chief Executive Officer of the Company. The Board’s adopted set of specified criteria relating to director independence is attached to this proxy statement as Annex A.

The Audit Committee currently consists of Messrs. Cline (Chairman), Franceschini, Haack, Larson and Pierce, each of whom is independent in accordance with applicable rules promulgated by the Securities and Exchange Commission (“SEC”) and NYSE listing standards. The Audit Committee selects and retains the independent registered public accounting firm to audit the Company’s annual financial statements, approves the terms of the engagement of the independent registered public accounting firm and reviews and approves the fees charged for audits and for any non-audit assignments. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Annex B and posted on the Company’s website at http://www.esterline.com/governance. The Audit Committee’s responsibilities also include, among others, overseeing (1) the integrity of the Company’s financial statements, which includes reviewing the scope and results of the annual audit by the independent registered public accounting firm, any recommendations of the independent registered public accounting firm resulting therefrom and management’s response thereto and the accounting principles being applied by the Company in financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent registered public accounting firm’s qualifications and independence, (4) the performance of the Company’s internal auditors and the independent registered public accounting firm, and (5) such other related matters as may be assigned to it by the Board of Directors. The Audit Committee met eight times during 2007.

The Board of Directors has determined that Mr. Cline and Mr. Haack each qualify as an “audit committee financial expert” as defined in Item 407 of Regulation S-K promulgated by the SEC and that each Audit Committee member has accounting and financial management literacy under NYSE listing standards.

The Compensation Committee currently consists of Messrs. Leitman (Chairman), Burns and Clearman, each of whom is independent in accordance with applicable NYSE listing standards. The Compensation Committee develops, evaluates and recommends to the Board for its approval corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluates the Chief Executive Officer in light of the corporate goals and objectives, recommends the form and level of compensation for officers of the Company and is responsible for performing the other related responsibilities set forth in its written charter, which is posted on the Company’s website at http://www.esterline.com/governance. The Compensation Committee also administers the Company’s stock option plans and incentive compensation plans for senior corporate management, which includes recommending amendments to such plans. To the extent permitted by Delaware law, the Compensation Committee may delegate one or more of the Company’s officers the right to grant awards under the Company’s stock option plans with respect to employees who are not officers or directors. The Compensation Committee solicits and considers recommendations by the Chief Executive Officer as to salary packages for the other executive officers. The Compensation Committee has engaged Watson Wyatt, an independent executive compensation consultant, to help the Committee compare executive compensation levels and develop and review compensation packages for its executives. The Compensation Committee met four times during 2007.

The Executive Committee currently consists of Messrs. Cremin (Chairman), Clearman, Franceschini and Leitman. The Executive Committee reviews situations that might, at some future time, become items for consideration of the entire Board of Directors and acts on behalf of the entire Board of Directors between its meetings. The Executive Committee did not meet during 2007.

The Nominating & Corporate Governance Committee currently consists of Messrs. Burns (Chairman), Cline and Franceschini, each of whom is independent in accordance with applicable NYSE listing standards. The Nominating & Corporate Governance Committee recommends director candidates to the entire Board, oversees the evaluation of the Board of Directors and Company management, develops and monitors corporate governance principles, practices and guidelines for the Board of Directors and the Company, and is responsible for performing the other related responsibilities set forth in its written charter, which is posted on the Company’s website at http://www.esterline.com/governance. The Nominating & Corporate Governance Committee met four times during 2007.

The Technology Committee currently consists of Messrs. Pierce (Chairman), Haack and Larson. The Technology Committee reviews and makes recommendations to the Board of Directors regarding business and technology acquisition opportunities, monitors and evaluates the execution and performance of significant new product and technology launches, and monitors and evaluates the Company’s research and development programs. The Technology Committee met eight times during 2007.

Director Nominations and Qualifications

In accordance with the Company’s By-Laws, as amended and restated, any shareholder entitled to vote for the election of directors at the annual meeting may nominate persons for election as directors at the 2009 annual shareholders meeting only if the Corporate Secretary receives written notice of any such nominations no earlier than October 7, 2008, and no later than November 6, 2008. Such nominations should be sent to: Esterline Technologies Corporation, Attn: Corporate Secretary, 500 108th Avenue NE, Suite 1500, Bellevue, WA 98004. Any shareholder notice of intention to nominate a director shall include:

•	the name and address of the shareholder;

•	a representation that the shareholder is entitled to vote at the meeting at which directors will be elected;

•	the number of shares of the Company that are beneficially owned by the shareholder;

•	a representation that the shareholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the following information with respect to the person nominated by the shareholder:

•	name and address;

•	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable rules promulgated by the SEC; and

•	a description of any arrangements or understandings between the shareholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and

•	the consent of each such nominee to serve as a director if elected.

The Chairman of the Board, other directors or senior management of the Company may also recommend director nominees. The Nominating & Corporate Governance Committee will evaluate recommended director nominees, including those that are submitted to the Company by a shareholder, taking into consideration certain criteria such as business and community service skills and experience, policy-making experience, record of accomplishments, personal integrity and high moral responsibility, capacity to evaluate strategy and reach sound conclusions and current Board composition. In addition, prospective directors must have time available to devote to Board activities and be able to work well with the Chief Executive Officer and other members of the Board.

The Company did not receive any shareholder nominations for director to be considered by the Nominating & Corporate Governance Committee for the 2008 annual shareholders meeting.

Shareholder Communications with the Board

Shareholders may contact Mr. Clearman, as the Lead Independent Director, the non-management directors as a group, the Board of Directors as a group or an individual director by the following means:

Email:	boardofdirectors@esterline.com

Mail:	Board of Directors
Attn: Lead Independent Director or Corporate Secretary
Esterline Technologies Corporation
500 108th Avenue NE, Suite 1500
Bellevue, WA 98004

Shareholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. Shareholder communications sent by email are delivered directly to the Lead Independent Director and to the Corporate Secretary, who will promptly forward such communications to the specified director addressees. Shareholder communications sent by mail will be promptly forwarded by the Corporate Secretary to the specified director addressee or, if such communication is addressed to the full Board of Directors, to the Chairman of the Board and the Lead Independent Director, who will promptly forward such communication to the full Board of Directors. Shareholders wishing to submit proposals for inclusion in the proxy statement relating to the 2009 annual shareholders meeting should follow the procedures specified under “Shareholder Proposals for 2009” below. Shareholders wishing to nominate or recommend directors should follow the procedures specified under “Other Information as to Directors—Director Nominations and Qualifications” above.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to its accounting and financial employees, including the Chief Executive Officer and Chief Financial Officer. This code of ethics, which is included as part of the Company’s Code of Business Conduct and Ethics that applies to the Company’s employees and directors, is posted on the Company’s website at http://www.esterline.com/governance. The Company intends to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to or waiver from application of the code of ethics provisions of the Code of Business Conduct and Ethics that applies to the Chief Executive Officer or the Chief Financial Officer, and any other applicable accounting and financial employee, by posting such information on its website at http://www.esterline.com/governance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of Common Stock as of January 8, 2008, by (i) each person or entity who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s named executive officers and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
M&G Investment Management Limited.	2,730,762	(3)	9.3%
Governor’s House, Laurence Pountney Hill, London, England EC4R 0HH
Dimensional Fund Advisors LP	2,167,892	(4)	7.4%
1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401
Robert W. Cremin	329,576	(5)	1.1%
Larry A. Kring	123,500	(5)	*
Robert D. George	118,700	(5)	*
Stephen R. Larson	91,250	(5)	*
Frank E. Houston	27,625	(5)	*
John F. Clearman	18,188		*
Jerry D. Leitman	14,854		*
Lewis E. Burns	9,146		*
Robert S. Cline	8,556		*
James L. Pierce	7,146		*
Anthony P. Franceschini	5,774		*
Charles R. Larson	3,984		*
Paul V. Haack	1,533		*
James J. Morris	—
Directors, nominees and executive officers as a group (16 persons)	815,523	(5)	2.7%

*	Less than 1%

(1)	Unless otherwise indicated, the business address of each of the shareholders named in this table is Esterline Technologies Corporation, 500 108th Avenue NE, Bellevue, Washington 98004.

(2)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of Common Stock subject to options currently exercisable or exercisable within 60 days after January 8, 2008, are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of January 8, 2008, there were 29,405,876 shares of Common Stock outstanding. Unless otherwise indicated in the footnotes to this table, the person and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

(3)	The information on the number of shares is based upon a Schedule 13G/A filed on October 19, 2007, by M&G Investment Management Limited (“M&G”) on behalf of itself and M&G Investment Funds 1 (“M&G Funds”). Based upon such filing, M&G has shared voting and dispositive power with respect to the all the shares, and M&G Funds has shared voting and dispositive power with respect to 2,655,000 shares.

(4)	The information on the number of shares held is based upon a Schedule 13F filed on October 25, 2007, and a Schedule 13G/A filed on February 9, 2007, on behalf of Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.) (“Dimensional”). Based upon such filing, Dimensional is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other investment vehicles, including commingled group trusts. These investment companies and investment vehicles are the “Funds.” In its role as investment advisor or investment manager, Dimensional possessed sole voting and investment power over all of the shares. The Funds own all of the shares, and Dimensional disclaims beneficial ownership of such shares.

(5)	Includes shares subject to options granted under the Company’s Amended and Restated 1997 Stock Option Plan and the Company’s 2004 Equity Incentive Plan which are exercisable currently or within 60 days of January 8, 2008, as follows: Mr. Cremin, 325,550 shares; Mr. Kring, 103,100 shares; Mr. George, 117,700 shares; Mr. Larson, 89,250 shares; Mr. Houston, 27,625 shares; and directors, nominees and executive officers as a group, 718,525 shares.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board of Directors works to provide our executives with competitive compensation opportunities that reward good performance and promote shareholder interests. The Committee currently consists of Messrs. Leitman (Chairman), Burns and Clearman, each of whom is independent in accordance with applicable NYSE listing standards and rules of the Securities and Exchange Commission.

Philosophy and Objectives

We base our executive compensation practices on principles designed to align executive compensation with Company business strategy, management initiatives, financial objectives and performance. In applying these principles, the Committee has established an executive compensation program to:

•	Attract and retain key executives critical to the success of the Company;

•	Support a performance-oriented environment that rewards both the Company’s annual financial results and its longer-term achievements as compared to market benchmarks; and

•	Reward executives for long-term strategic management and the enhancement of shareholder value.

The Committee applies the same philosophy, objectives, and methods for establishing the CEO’s compensation as it does for all other executive officers. The Committee and the full Board approve all officer compensation programs and they establish individual pay levels for all executive officers.

Compensation Program Components

We believe the components of our compensation program provide an appropriate mix of fixed and variable pay; balance shorter-term operational performance with long-term increases in shareholder value; reinforce a performance-oriented environment; and encourage recruitment and retention of our key executives. The Committee reviews the executive compensation program annually and makes adjustments as appropriate to meet Company objectives. In fiscal 2007, our executive compensation program had the following principal components:

•	Base salary, which is fixed annual cash compensation that is competitive with market salary levels for the skills and experience necessary to lead the Company.

•

Annual cash incentive, which provides cash incentive awards based on Company performance against specific targets, with the purpose of motivating and rewarding achievement of our critical yearly strategic and financial goals, thus fostering a performance-oriented environment.

•

Long-term incentives through the combination of stock option grants and a cash-based long-term incentive program, which align officers’ interests with our shareholders’, motivate and reward profitable Company growth over the long-term, and which provide a retention incentive.

•

Retirement earnings opportunities through a 401(k) savings plan, a traditional pension plan, and two supplemental executive retirement and deferred compensation programs that provide competitive retirement benefits, encourage retention, allow executives to save for their retirement and to defer taxation.

•

Limited perquisites mainly involving automobile allowances and financial planning advisory services that are common in the marketplace and that allow executives to focus more of their time on achieving the Company’s goals and objectives.

•	Change in control agreements with common terms that encourage officers to remain focused on Company business in the event of rumored or actual change in corporate control.

•	An individual severance protection agreement, with one former executive officer, Richard Wood, as part of a re-assignment from his previous position with us.

Determination of Compensation Levels

Competitiveness

To attract and retain key executives, the Committee annually reviews the executive labor market in which we compete for talent. With the help of Watson Wyatt Worldwide, an independent executive compensation consultant, the Committee compares compensation levels for our executives to the compensation paid to executives of comparable companies in the market in which we compete for employees.

In determining fiscal 2007 compensation, the Committee relied on the following published surveys to gain an understanding of the market for positions of comparable responsibility:

•

2006/2007 Watson Wyatt Top Management Compensation Report – Durable Goods Manufacturing Data. This survey covers 522 companies. Regression (trend-line) analysis is used to extrapolate compensation values for revenues comparable to those managed by our executives.

•

2006 Mercer Executive Survey – Durable Goods Manufacturing Data. This survey covers 211 companies. Regression (trend-line) analysis is used to extrapolate compensation values for revenues comparable to those managed by our executives.

•

2006/2007 Watson Wyatt Top Management Compensation Report – General Industry LTI multiple tables. This survey covers 2,567 companies and reports long-term incentive values as a multiple of base salary for various base salary levels.

The Committee reviewed and compared the executives’ aggregate target direct compensation (base salary, short- and long-term incentives) against the aggregate compensation offered to executives in the market surveys. In doing so the Committee reviews 25th, 50th and 75th percentile values. For further information as to the Committee’s use of these market reference points, see the discussion below concerning each compensation component.

Components of Executive Officer Compensation

When the Committee evaluates any significant component of an executive officer’s total compensation, it considers the aggregate amounts and mix of all components in making its decision. For fiscal 2007, the Committee reviewed base salary, short-term incentive compensation, long-term incentive compensation, retirement earnings opportunities, the dollar value to the executive and cost to the Company of all perquisites and other personal benefits, and the earnings and the potential payout obligations under change in control scenarios. Based on this review, the Committee determined that the executive officers’ total compensation opportunities were reasonable and not excessive.

The Committee believes the executive compensation program should be structured so the payouts from the annual incentive plan and the cash-based long-term incentive plan relate closely to the Company’s performance. Accordingly, in fiscal 2007, the Committee provided executives with compensation packages that, in addition to base salary, would pay cash incentives of up to 117.5% of base salary for achieving target Company performance.

Base Salary

The Committee targets base salaries to be competitive in light of relative performance of other organizations in the marketplaces in which we compete for key executive officers. Based on the salary surveys listed above, and with the assistance of Watson Wyatt Worldwide, the Committee has developed and maintains a salary structure for the executive positions that defines a range of salary opportunities for each position. The range takes into account competitive norms, scope and complexity of responsibilities, internal equity, and the Company’s financial condition.

Actual salaries are based on the qualifications, experience and individual performance of the executive. The Committee also solicits and considers the CEO’s recommendations for salary decisions concerning other executive officers. The Board sets all executive base salaries, including that of the CEO, based on the factors outlined in this section and on the Committee’s recommendations. In addition, the Board conducts an annual performance evaluation of the CEO, the results of which significantly contribute to Board decisions concerning CEO compensation. Due to the significant experience of our executive group, aggregate base salaries fall about halfway between the 50th and 75th percentiles of competitive reference point values. For fiscal 2007, the Board approved base salary increases for executives ranging from 3.6% to 7.6%.

Annual Incentive Compensation Plan

We provide executives with annual incentive award opportunities contingent upon meeting pre-defined financial goals for the year. The purpose of the annual incentive plan is to encourage our officers to make prudent decisions that will strengthen current year financial results for shareholders.

For fiscal 2007, the Committee identified a target award amount of annual incentive compensation for each participant expressed as a percentage of base salary. This percentage varied in proportion to the level of the individual executive’s responsibility within the Company and took into account the comparative median (50th percentile) incentive compensation percentages from compensation surveys. The target award amount was not guaranteed, but reflected what would be payable if expected results were achieved. The following table shows the fiscal 2007 target award amount for each named executive officer under our annual incentive plan:

Executive	Title	Target Annual Incentive Compensation as % of Base Salary
Robert W. Cremin	Chairman, President and Chief Executive Officer	60%
Robert D. George	Vice President, Chief Financial Officer, Secretary and Treasurer	40%
Frank E. Houston	Group Vice President	35%
Larry A. Kring	Senior Group Vice President	40%
Stephen R. Larson	Vice President, Strategy and Technology	40%
Richard J. Wood	Former Group Vice President	35%

No executive was eligible to receive annual incentive compensation unless the Company achieved a minimum level of performance recommended by the Committee and approved by the Board. Upon achievement of the minimum performance level, each executive would earn 25% of his target award amount, which amount increased in correlation with Company performance up to a maximum of 200% of the target award.

After award amounts were computed for fiscal 2007, the Committee had discretion under plan terms to adjust the actual amount paid to each executive upward or downward by as much as 25% of the greater of the executive’s computed award and the executive’s target award amount to reflect the executive’s individual contribution to the achievement of the Company’s performance goals. The Committee seldom makes such adjustments and did not make any to the award amounts for fiscal 2007. This discretionary adjustment authority does not apply to CEO awards or those for any other executive if the award is intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.

For fiscal 2007, the Committee selected earnings per share as the sole financial performance goal for the annual incentive compensation plan, because earnings performance is the primary criterion on which short-term Company success is measured by shareholders and stock market analysts. The plan’s earnings per share goal was $2.50. The Committee recommended and the Board approved a minimum performance level of 70% of the earning per share goal before any executive would earn an award, and a maximum ceiling of 130% of the earnings per share goal, above which no further award would be earned. Actual earnings per share achieved was $3.52, which was equal to 141% of the earnings per share goal, resulting in a payout of 200% of the targeted amounts. These amounts are reflected in the Summary Compensation Table for Fiscal 2007 included in this proxy statement.

Long-Term Incentives

We believe that the combination of a cash-based long-term incentive plan (LTIP) and stock option grants provide executives with competitive long-term incentive opportunities. The LTIP and stock option grants are designed to work in concert with other executive compensation elements to:

•	Focus executives on increasing total shareholder returns over the long term by concentrating on key drivers of share price;

•	Encourage executives to take reasonable, long-term business investment risks by measuring performance over multiple years; and

•	Encourage profitable growth and effective use of assets in achieving growth goals.

Based on compensation survey data and Committee recommendations, the Board assigned each participating executive a target award value to be delivered through options and the LTIP. This value varies in proportion to the level of the individual executive’s responsibility within the Company and takes into account the comparative median (50th percentile) incentive compensation percentages from compensation surveys. The long-term incentive target award values to be delivered through options and the LTIP for each of our named executive officers for fiscal 2007 were as follows:

Executive	Title	Target Annual Award Value for Options and Cash LTIP as % of Base Salary
Robert W. Cremin	Chairman, President and Chief Executive Officer	229%
Robert D. George	Vice President, Chief Financial Officer, Secretary and Treasurer	119%
Frank E. Houston	Group Vice President	95%
Larry A. Kring	Senior Group Vice President	165%
Stephen R. Larson	Vice President, Strategy & Technology	116%
Richard J. Wood	Former Group Vice President	96%

For the CEO and the Senior Group Vice President, the allocation of the long-term incentive target award value for fiscal 2007 was 70% to stock options and 30% to LTIP. For other executives, the allocation for fiscal 2007 was 60% to stock options and 40% to LTIP. The Committee determined the number of options for each grant based on advice from Watson Wyatt, applying an appropriate Black-Scholes derived discount to the face value of the option grants to account for the risk inherent in options, including stock price volatility. The formula assumed a value per share equal to 40% of face value.

Long-Term Incentive Plan

For fiscal 2007, the Board continued the LTIP first adopted in fiscal 2005, pursuant to Committee recommendation. In this plan, a new LTIP performance period begins with each fiscal year and extends for three years. Accordingly, there are three overlapping LTIP performance periods running at any given time: one in the first year of a plan cycle, another in the second year of an earlier cycle, and a third in the final year of an earlier cycle.

In December 2006, the Board assigned each participating executive a target award value for the 2007-2009 performance cycle based on compensation survey data and on Committee recommendations, as discussed above. The target award value is not guaranteed, but reflects what will be payable if the Company achieves established performance goals. Actual awards paid may be larger or smaller than target awards depending on Company performance results measured over the three-year period. Earning opportunities range from 0% to 400% of target award values. Payments are made in cash.

There are two performance goals under the LTIP: (1) growth in earnings per share (9% target for the 2005-2007 performance cycle); and (2) return on invested capital (6.5% target for the 2005-2007 performance cycle). Payout amounts under the LTIP are determined based on the level of achievement of each of these two performance goals relative to each other, pursuant to a matrix where earnings per share growth is one axis and return on invested capital is the other axis. For purposes of the LTIP, return on invested capital is calculated as net income (before extraordinary items) divided by the monthly average invested capital during the corresponding fiscal year, averaged over the applicable performance period and expressed as a percentage. The Board selected these two goals for the new long-term incentive plan based on the results of a 2005 study performed by an independent executive compensation consulting firm that showed a strong correlation between these two measures and sustained shareholder returns for companies in the S&P SmallCap 600 Index, such as ours. Similarly, the performance targets established by the Board for the 2007-2009 performance cycle are consistent with long-term market median performance, inclusive of SFAS 123R option expenses: 10% earnings per share growth and 6.0% return on invested capital.

LTIP payments were made in early fiscal 2008 for the 2005-2007 performance cycle. For awards under the 2005-2007 performance cycle to have equaled 400% of target amounts, earnings per share would have needed to grow by 40% and return on invested capital would have needed to equal 15%. Actual achievement of the growth in earnings per share goal was 33.7% and actual achievement of the return on invested capital goal was 6.9%. Accordingly, executives were paid 232.3% of their respective target amounts. These amounts are reflected in the Summary Compensation Table for Fiscal 2007 in this proxy statement.

Stock Options

The Board grants options based on Committee recommendations, with an exercise price equal to the closing price of our Common Stock on the date of grant, and the options become exercisable over time. Typically, each grant vests on an annual basis ratably over four years, and continues to be exercisable until ten years from the date granted. The options provide incentive for the creation of shareholder value over the long term, because the executives cannot realize the full benefit of the options unless our Common Stock price appreciates during the option term.

Generally, the Board grants stock options to executives once per year in December when it reviews other aspects of executive compensation. The Committee may also recommend option grants at other appropriate times, such as in connection with promotions.

Other Benefits and Programs

Executive officers are allowed to participate in the Company’s standard benefit programs that are generally available to other employees, including medical, dental, life, disability, pension, 401(k), employee assistance, and similar retirement and health and group insurance plans.

In addition, each of our executive officers is eligible to participate in a supplemental executive retirement pension plan described in the Pension Benefits section of this proxy statement. Executive officers are also eligible to participate in a new executive supplemental retirement and deferred compensation plan that became effective on January 1, 2007. The new plan provides an opportunity for executives to defer a portion of their cash compensation to be paid to the executive upon retirement or at another future date. The new plan also provides a Company match on part of the executive’s deferred compensation based on a formula that is substantially the same as that in the Company’s tax-qualified 401(k) plan. The Company match applies to deferred compensation amounts that exceed certain limits in the tax-qualified 401(k) plan, allowing executives to earn an equivalent portion in Company matching funds as that available to the general workforce in the tax-qualified plan.

Executive officers also receive automobile allowances based on competitive market benchmarks, as do the Company’s subsidiary presidents and certain sales personnel. Similarly, some executive officers have qualified for relocation benefits under standard Company policy. In certain cases, those benefits have been enhanced somewhat to expedite an officer’s relocation or to take advantage of certain tax management opportunities pertaining to real estate closing costs. These enhancements are also available to other management employees, when appropriate. Certain executive officers and other senior managers also receive limited financial planning services at Company expense. The value of these items is disclosed in the Summary Compensation Table for Fiscal 2007 and accompanying notes.

Change in Control Arrangements

Termination Protection Agreements

We have entered into change in control termination protection agreements with our officers, including the named executive officers, which are designed to induce them to remain in the employ of the Company or any successor company in the event of certain changes in ownership or control by assuring compensation benefits if an officer is terminated without cause or resigns for good reason, as those terms are defined in the agreements. In the event of such termination within two years after a change in ownership or control, the agreements provide for a lump sum payment equal to three times the average compensation received during the prior two years, payment of certain legal fees and expenses associated with the termination and insurance and health benefits for the earlier of: (1) the remainder of the initial two-year period; or (2) until the officer accepts other full-time employment.

2004 Equity Incentive Plan

All options held by our officers, including the named executive officers, issued pursuant to the Company’s 2004 Equity Incentive Plan will become immediately vested and exercisable upon the consummation of certain events constituting a change in control of the Company. In addition, such options will become immediately vested and exercisable if not assumed or continued, in the event of certain corporate transactions.

Severance Protection Agreement

In 2005, we entered into a severance protection agreement with Richard Wood as part of an arrangement for his re-assignment from his previous position with our Sensors Group businesses in Europe to a new position as a corporate group vice president in the United States. Mr. Wood resigned his employment in fiscal 2007 under circumstances that constituted a termination without cause. Consistent with the severance protection agreement, we are paying him a severance amount equal to his base salary for one year, plus a lump sum equal to one-half of the total cash incentive compensation he earned in the two prior fiscal years. These payments are disclosed in the Summary Compensation Table for Fiscal 2007 and in the Potential Payments Upon Termination of Employment or Change in Control Table in this proxy statement.

Stock Ownership Guidelines

The Committee believes its performance-based compensation programs strongly align executive interests with those of Company shareholders and that requiring further investment by the executive officers in the Company is neither necessary nor desirable. Accordingly, we have not implemented formal stock ownership guidelines for our executives. The Committee periodically reconsiders this subject to ensure the executives’ interests are consistent with the Company’s shareholders.

Securities Trading Policy

Our securities trading policy states that directors, officers and employees may not purchase or sell puts or calls to sell or buy our Common Stock, engage in short sales with respect to our Common Stock, or buy our Common Stock on margin or pledge shares of our Common Stock, except pursuant to approved Rule 10b5-1 plans. The policy restricts trading in our Common Stock by directors, officers and certain specified employees to open window periods following the release of quarterly financial results. We require our directors, executive officers, and certain other employees to obtain approval from the Chief Financial Officer before selling our Common Stock to ensure compliance with our securities trading policy and with applicable laws and regulations.

Tax Considerations

We considered the tax ramifications of the change in control termination protection agreements with our officers under Section 280G and Section 4999 of the Internal Revenue Code. To preserve our tax deduction in connection with the payments payable under these agreements and to avoid an excise tax for our officers, the agreements generally provide that in the event any payments under the agreements are considered to be “excess parachute payments” under Section 280G, either alone or together with other payments from us, the payments will be reduced so that the payments will not be treated as “excess parachute payments.” However, this payment reduction will only take place if the reduction would provide to the officer a greater net, after-tax benefit than he or she would receive if the payments were not subject to the reduction.

In addition, we considered the impact of Section 409A of the Internal Revenue Code on our compensation programs. Section 409A imposes tax penalties on certain nonqualified deferred compensation arrangements. We operate our covered arrangements in a manner intended to avoid the adverse tax treatment under Section 409A. Certain amendments have already been made to covered arrangements in this regard.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the above Compensation Discussion and Analysis. Based on that review and discussion, the Committee has recommended to the Board that this Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

JERRY D. LEITMAN, CHAIRMAN

LEWIS E. BURNS

JOHN F. CLEARMAN

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

All members of the Compensation Committee during the 2007 fiscal year were independent directors and no member was an employee or former employee. No Compensation Committee member had any relationship requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during the 2007 fiscal year.

ADDITIONAL INFORMATION REGARDING EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure should be read in conjunction with the Compensation Discussion and Analysis, which presents the objectives of our executive compensation and benefits programs.

Summary Compensation Table for Fiscal 2007

The table below summarizes certain compensation information for fiscal 2007 for our Chief Executive Officer, Chief Financial Officer, the three other most highly-compensated executive officers of the Company who were serving as executive officers at the end of fiscal 2007, and our former Group Vice President, Richard Wood, whose employment with us terminated in September 2007 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)		Option Awards ($) (1)		Non-Equity Incentive Plan Compensation ($) (2)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($) (3)	All Other Compensation ($) (4)	Total ($)
Robert W. Cremin Chairman, President and Chief Executive Officer	2007	$793,077		$1,741,845		$2,028,580	$146,859	$64,668	$4,775,029
Robert D. George Vice President, Chief Financial Officer, Secretary and Treasurer	2007	381,538		397,446		691,295	40,827	28,790	1,539,896
Frank E. Houston Group Vice President	2007	281,538		293,679		408,570	29,716	27,654	1,041,157
Larry A. Kring Senior Group Vice President	2007	464,808		681,372		759,295	60,590	37,721	2,003,786
Stephen R. Larson Vice President, Strategy & Technology	2007	351,538		338,996		597,605	123,741	32,405	1,444,285
Richard J. Wood (5) Former Group Vice President	2007	268,321	(6)	263,274	(7)	—	19,448	602,228	1,153,271

(1)	Represents the compensation costs that we recognized in fiscal 2007 for the awards granted in fiscal 2007 and in prior fiscal years, calculated in accordance with SFAS 123R on the same basis used for financial reporting purposes for fiscal 2007. Assumptions used to calculate these amounts are included in Note 12, “Employee Stock Plans,” of the audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended October 26, 2007.

(2)	Represents amounts earned in fiscal 2007 under the annual incentive plan and the 2005-2007 performance cycle under the LTIP. Amounts earned under the annual incentive plan were: Mr. Cremin, $960,000; Mr. George, $308,000; Mr. Houston, $199,500; Mr. Kring, $376,000; Mr. Larson, $284,000. Amounts earned under the 2005-2007 performance cycle under the LTIP were: Mr. Cremin, $1,068,580; Mr. George, $383,295; Mr. Houston, $209,070; Mr. Kring, $383,295; Mr. Larson, $313,605.

(3)	Represents the annual increase in the actuarial present value of accumulated benefits under our Pension Plan and Supplemental Executive Retirement Plans (SERP – Frozen and New).

(4)	Includes financial planning services, automobile allowance, airline club memberships, cost of an annual physical, and match payments under the Company’s 401(k) plan (Mr. Cremin, $6,750; Mr. George, $6,750; Mr. Houston, $6,750; Mr. Kring, $6,750; Mr. Larson, $6,750; Mr. Wood, $5,525) and the Company’s Supplemental Executive Retirement & Deferred Compensation Plan (Mr. Cremin, $40,142; Mr. George, $11,197; Mr. Houston, $5,779; Mr. Kring, $15,051; Mr. Larson, $9,635; Mr. Wood, $16,637). For Mr. Wood, the amount also includes $564,696, which is the aggregate of all severance payments made and to be made under his severance protection agreement.

(5)	Mr. Wood’s employment with us terminated in September 2007.

(6)	Includes all accrued vacation time which was paid to Mr. Wood in connection with his termination.

(7)	The SFAS 123R value of stock options forfeited during fiscal 2007 due to Mr. Wood’s termination was $603,855.

Grants of Plan-Based Awards Table for Fiscal 2007

The following table provides information regarding grants of plan-based awards to the Named Executive Officers under our 2004 Equity Incentive Plan, 2007 Annual Incentive Compensation Plan and the LTIP during fiscal 2007.

Name	Grant Date					All Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards
			Threshold ($)	Target ($)	Maximum ($)
Robert W. Cremin	—	(1)	$120,000	$480,000	$960,000	—	$—	$—
	—	(2)	—	588,000	2,352,000	—	—	—
	12/07/06	(3)	—	—	—	88,200	38.91	1,932,442

Robert D. George	—	(1)	38,500	154,000	308,000	—	—	—
	—	(2)	—	216,000	864,000	—	—	—
	12/07/06	(3)	—	—	—	20,800	38.91	455,723

Frank E. Houston	—	(1)	25,650	99,750	199,500	—	—	—
	—	(2)	—	120,000	480,000	—	—	—
	12/07/06	(3)	—	—	—	11,500	38.91	251,962

Larry A. Kring	—	(1)	47,000	188,000	376,000	—	—	—
	—	(2)	—	247,000	988,000	—	—	—
	12/07/06	(3)	—	—	—	37,000	38.91	810,662

Stephen R. Larson	—	(1)	35,500	142,000	284,000	—	—	—
	—	(2)	—	185,000	740,000	—	—	—
	12/07/06	(3)	—	—	—	17,800	38.91	389,994

Richard J. Wood	—	(1)(4)	26,100	101,500	203,000	—	—	—
	—	(2)(5)	—	122,000	488,000	—	—	—
	12/07/06	(3)(6)	—	—	—	11,700	38.91	256,344

(1)	This shows the potential value of the payout for each Named Executive Officer under the 2007 Annual Incentive Compensation Plan if the threshold, target or maximum goals are satisfied. The potential payouts are performance driven and therefore completely at risk. The business measurements, performance goals and calculation for determining the payout are described in the Compensation Discussion and Analysis section of this proxy statement. Actual amounts earned are disclosed in the Summary Compensation Table for Fiscal 2007.

(2)	This shows the potential value of the payout for each Named Executive Officer under the LTIP if the target or maximum goals of the 2007-2009 performance cycle are satisfied. There is no threshold for this award. The potential payouts are performance driven and therefore completely at risk. The business measurements, performance goals and calculation determining the payout are described in the Compensation Discussion and Analysis section of this proxy statement.

(3)	The grants were made pursuant to the Company’s 2004 Equity Incentive Plan. The exercise price of the options is equal to the closing price of the Common Stock on the date of grant. The options vest at the rate of twenty-five percent per year on each of the first four anniversaries of the date of grant.

(4)	Upon Mr. Wood’s departure from the Company, his participation in the 2007 Annual Incentive Plan was terminated.

(5)	Upon Mr. Wood’s departure from the Company, his participation in the 2007-2009 performance cycle of the LTIP was terminated.

(6)	Upon Mr. Wood’s departure from the Company, all options granted in fiscal year 2007 were forfeited.

Offer Letters

Frank Houston. In March 2005, we entered into an offer letter with Frank Houston in connection with his promotion to Group Vice President. The terms of the offer letter established Mr. Houston’s initial annual base salary at $250,000, established Mr. Houston’s participation in the annual incentive compensation plan, the LTIP, the Supplemental Executive Retirement Plan and the Vehicle Allowance policy, provided for the grant of a stock option effective March 29, 2005, provide for up to $5,000 a year in personal financial services and confirmed that Mr. Houston would enter into a change in control protection agreement.

Richard Wood. In February 2005, we entered into an offer letter with Richard Wood, our now former Group Vice President, in connection with his promotion. The terms of the offer letter established Mr. Wood’s initial annual base salary at $265,000, established Mr. Wood’s participation in the annual incentive compensation plan, the LTIP and the Vehicle Allowance policy, provide for the grant of a stock option effective on the first day of his appointment and confirmed that Mr. Wood would enter into a change in control protection agreement and a severance protection agreement. In addition, the offer letter provided that Mr. Wood will be provided with annual retirement credits equal to 18% of his base salary and will be paid a tax gross-up on the portion of his retirement funding that does not qualify for preferred tax treatment under U.S. law. The offer letter also provided Mr. Wood with certain relocation benefits, most of which were paid by the Company in fiscal 2005 and fiscal 2006, but some of which were paid by the Company in fiscal 2007, such as a cost of living stipend of $500 per month until May 2007 and the reimbursement of attorney’s fees and processing fees in connection with Mr. Wood’s immigration status.

Annual Incentive Compensation Plan and LTIP

Payments under the 2007 Annual Incentive Compensation Plan and the LTIP are tied to key measures of corporate performance relating to the following financial objectives: earnings per share, growth in earnings per share and return on invested capital. For additional information regarding the 2007 Annual Incentive Compensation Plan and the LTIP, please refer to the Compensation Discussion & Analysis section of this proxy statement.

2004 Equity Incentive Plan

Equity awards to our executive officers consist of stock options granted under the Company’s 2004 Equity Incentive Plan. Stock options have a term of ten years and vest in equal annual installments over the period from the date of grant until the fourth anniversary of the date of grant. The exercise price for the stock options is equal to the closing price of the Common Stock on the date of grant. For additional information regarding the terms of the 2004 Equity Incentive Plan, please refer to the proposal for Approval of Amendment to 2004 Equity Incentive Plan in this proxy statement.

Wood Severance Protection Agreement

On February 23, 2005, we entered into a severance protection agreement with Richard Wood. Mr. Wood is entitled to payments under the severance protection agreement in connection with his termination of employment in September 2007. Please refer to the section entitled Termination of Employment and Change in Control Agreements in this proxy statement for a detailed description of this agreement and the payments to Mr. Wood thereunder.

Outstanding Equity Awards Table at Fiscal Year End for 2007

The following table summarizes the total outstanding equity awards held as of October 26, 2007, by each of the Named Executive Officers.

Name		Option Awards
		Number of Securities Underlying Unexercised Options		Option Exercise Price ($)	Option Expiration Date
		Exercisable (#)	Unexercisable (#)
Robert W. Cremin	(1)	20,000	—	$11.38	12/09/09
	(2)	50,000	—	27.90	01/18/11
	(3)	50,000	—	15.82	12/06/11
	(4)	40,000	—	17.90	12/05/12
	(5)	41,250	13,750	23.85	12/04/13
	(6)	22,500	22,500	34.30	12/09/14
	(7)	16,000	16,000	38.90	06/02/15
	(8)	19,375	58,125	38.98	12/08/15
	(9)	—	88,200	38.91	12/07/16
Robert D. George	(10)	5,000	—	13.25	06/10/09
	(1)	15,000	—	11.38	12/09/09
	(11)	25,000	—	14.75	06/08/10
	(12)	10,000	—	21.31	12/06/10
	(3)	15,000	—	15.82	12/06/11
	(4)	10,000	—	17.90	12/05/12
	(5)	9,000	3,000	23.85	12/04/13
	(6)	6,000	6,000	34.30	12/09/14
	(7)	2,750	2,750	38.90	06/02/15
	(8)	4,375	13,125	38.98	12/08/15
	(9)	—	20,800	38.91	12/07/16
Frank E. Houston	(13)	7,500	2,500	26.24	06/08/14
	(14)	12,500	12,500	33.77	03/29/15
	(8)	2,375	7,125	38.98	12/08/15
	(9)	—	11,500	38.91	12/07/16
Larry A. Kring	(12)	15,000	—	21.31	12/06/10
	(3)	20,000	—	15.82	12/06/11
	(4)	10,000	—	17.90	12/05/12
	(5)	12,750	4,250	23.85	12/04/13
	(6)	7,500	7,500	34.30	12/09/14
	(7)	6,150	6,150	38.90	06/02/15
	(8)	7,225	21,675	38.98	12/08/15
	(9)	—	37,000	38.91	12/07/16
Stephen R. Larson	(15)	5,000	—	20.69	12/10/08
	(1)	15,000	—	11.38	12/09/09
	(12)	10,000	—	21.31	12/06/10
	(3)	15,000	—	15.82	12/06/11
	(4)	10,000	—	17.90	12/05/12
	(5)	9,000	3,000	23.85	12/04/13
	(6)	6,000	6,000	34.30	12/09/14
	(7)	1,300	1,300	38.90	06/02/15
	(8)	3,750	11,250	38.98	12/08/15
	(9)	—	17,800	38.91	12/07/16
Richard J. Wood (16)	(9)	—	—	—	—

(1)	Vests 25% on each of the first four anniversaries of the grant date: 12/09/00, 12/09/01, 12/09/02, 12/09/03.

(2)	Vests 25% on each of the first four anniversaries of the grant date: 01/18/02, 01/18/03, 01/18/04, 01/18/05.

(3)	Vests 25% on each of the first four anniversaries of the grant date: 12/06/02, 12/06/03, 12/06/04, 12/06/05.

(4)	Vests 25% on each of the first four anniversaries of the grant date: 12/05/03, 12/05/04, 12/05/05, 12/05/06.

(5)	Vests 25% on each of the first four anniversaries of the grant date: 12/04/04, 12/04/05, 12/04/06, 12/04/07.

(6)	Vests 25% on each of the first four anniversaries of the grant date: 12/09/05, 12/09/06, 12/09/07, 12/09/08.

(7)	Vests 25% on each of the first four anniversaries of the grant date: 06/02/06, 06/02/07, 06/02/08, 06/02/09.

(8)	Vests 25% on each of the first four anniversaries of the grant date: 12/08/06, 12/08/07, 12/08/08, 12/08/09.

(9)	Vests 25% on each of the first four anniversaries of the grant date: 12/07/07, 12/07/08, 12/07/09, 12/07/10.

(10)	Vests 25% on each of the first four anniversaries of the grant date: 06/10/00, 06/10/01, 06/10/02, 06/10/03.

(11)	Vests 25% on each of the first four anniversaries of the grant date: 06/08/01, 06/08/02, 06/08/03, 06/08/04.

(12)	Vests 25% on each of the first four anniversaries of the grant date: 12/06/01, 12/06/02, 12/06/03, 12/06/04.

(13)	Vests 25% on each of the first four anniversaries of the grant date: 06/08/05, 06/08/06, 06/08/07, 06/08/08.

(14)	Vests 25% on each of the first four anniversaries of the grant date: 03/29/06, 03/29/07, 03/29/08, 03/29/09.

(15)	Vests 25% on each of the first four anniversaries of the grant date: 12/10/99, 12/10/00, 12/10/01, 12/10/02.

(16)	Mr. Wood forfeited 7,500 options granted on December 8, 2005 and 11,700 options granted on December 7, 2006 upon his departure from the Company.

Option Exercises in Fiscal 2007

The following table summarizes the option awards exercised during fiscal 2007 for each of the Named Executive Officers.

Name	Option Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)
Robert W. Cremin	103,500	$3,122,155
Robert D. George	30,000	877,788
Frank E. Houston	10,000	352,550
Larry A. Kring	22,500	880,225
Stephen R. Larson	23,000	741,730
Richard J. Wood	25,000	544,303

(1)	Represents the difference between the exercise price and the fair market value of our Common Stock on the date of exercise.

Retirement Benefits

Pension Benefits for Fiscal 2007

The table below provides information as of October 26, 2007, regarding the number of years of credited service, the present value of accumulated benefits payable at normal retirement age, and any payments made during the last fiscal year with respect to the Esterline Technologies Retirement Plan (the “Pension Plan”), the Esterline Corporation Supplemental Retirement Income Plan for Key Executives (the “SERP Frozen”), and the Esterline Technologies Corporation Supplemental Retirement Income Plan (the “SERP New”). Esterline froze the SERP Frozen plan on December 31, 2004 and the SERP New plan became effective January 1, 2005. No payments were made from these plans to any of the Named Executive Officers during fiscal year 2007.

Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)
Robert W. Cremin	Pension Plan	29.83	$1,202,208	$—
	SERP Frozen (2)	29.35	2,405,360	—
	SERP New (2)	2.98	1,674,149	—

	Total		$5,281,717	$—

Robert D. George	Pension Plan	9.83	$129,795	$—
	SERP Frozen	7.00	88,526	—
	SERP New	2.83	90,414	—

	Total		$308,735	$—

Frank E. Houston	Pension Plan	21.83	$391,764	$—
	SERP Frozen	N/A	—	—
	SERP New	2.59	27,136	—

	Total		$418,900	$—

Larry A. Kring	Pension Plan	14.23	$412,310	$—
	SERP Frozen	11.40	460,807	—
	SERP New	2.83	297,489	—

	Total		$1,170,606	$—

Stephen R. Larson	Pension Plan	27.83	$753,399	$—
	SERP Frozen	25.00	687,598	—
	SERP New	2.83	229,459	—

	Total		$1,670,456	$—

Richard J. Wood	Pension Plan	1.71	$28,069	$—
	SERP Frozen	N/A	—	—
	SERP New	1.71	12,542	—

	Total		$40,611	$—

(1)	The assumptions and methodology used in calculating the estimated present values shown in this column are generally consistent with those used and disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2007, except that the Named Executive Officers are assumed to retire at their earliest unreduced retirement age (age 65) or their current age, if later, and no pre-retirement terminations or deaths are assumed to occur. Also, no additional compensation or service is assumed beyond the October 26, 2007, calculation date. The specific relevant assumptions include a discount rate of 6.25% and post-retirement mortality base on the 1994 Group Annuity Mortality tables.

(2)	Pursuant to the SERPs, Mr. Cremin received 1.28 years of credited service for each year of service after September 29, 1996 until he reached age 65 in July 2005. For service after age 65, he receives 1.0 years of credit for each year of subsequent service up to a maximum of 35 years credit.

Esterline’s Pension Plan is a broad based, tax-qualified defined benefit pension plan that provides a benefit to eligible employees of the Company. Approximately 39% of all U.S. employees are eligible to participate in the Pension Plan.

Pension benefits are based on a final average pay formula, which takes into account years of service and highest five-year average earnings, or a cash balance formula, with annual pay credits ranging from 2% to 6% of earnings plus an additional 2% of earnings in excess of the annual Social Security Taxable Wage Base, and interest credits which vary annually based on certain external indices. Earnings include base pay and annual and long term incentive pay subject to statutory limitations. As of January 1, 2003, participants were given the option of continuing to accrue benefits under the final average pay formula, or to earn benefits under the cash balance formula. Since that date all new participants are enrolled in the cash balance formula. Participants earning benefits under the final average pay formula must contribute 1% of after-tax compensation each year, while no employee contributions are required under the cash balance formula.

The standard form of benefit payment is a single life annuity for participants who are not married and a 50% joint and surviving spouse annuity for married participants. Alternatively, participants may elect a joint and surviving spouse annuity with a continuation percentage of 75% or 100%, or a life annuity with payments guaranteed for a 5-year, 10-year or 15-year period. Benefits earned under the cash balance formula may also be paid as a lump sum.

The annual benefit at normal retirement (age 65) under the final average pay formula is the participant’s highest five-year average pay less the participant’s primary Social Security benefit times 1.6%, times the participant’s credited service up to 30 years. Participants are eligible to receive early retirement benefits when they have completed five years of plan participation and their age plus service equals 65 years. For participants who elect to receive benefits prior to age 65, benefits are reduced by 6 2/3% per year between ages 60 and 65, 3 1/3% per year between ages 55 and 60, 3% per year between ages 50 and 55, and 2% per year below age 50.

The Supplemental Executive Retirement Plans (SERP – Frozen and New) provide benefit formulas that are similar to the final average pay formula and the cash balance formula in the Pension Plan, but permit benefits to be earned on compensation that is in excess of certain statutory limits that apply to the Pension Plan. However, amounts earned under the long-term incentive compensation plan are excluded from earnings used in the benefit formulas of the SERPs.

Nonqualified Deferred Compensation Table for Fiscal 2007

The table below provides information as of October 26, 2007, regarding each Named Executive Officer’s activity in the Esterline Technologies Supplemental Executive Retirement & Deferred Compensation Plan (the “DC SERP”). It includes information on executive voluntary contributions, Company contributions and aggregate earnings during the fiscal year. There were no distributions from the DC SERP in fiscal year 2007.

Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($) (2)		Aggregate Earnings in Last Fiscal Year ($) (3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year End ($) (4)
Robert W. Cremin	$38,769	$40,142		$2,250	$—	$81,161
Robert D. George	18,658	11,197		1,037	—	30,892
Frank E. Houston	6,906	5,779		201	—	12,886
Larry A. Kring	94,904	15,051		5,531	—	115,486
Stephen R. Larson	11,469	9,635		333	—	21,437
Richard J. Wood	10,833	16,637	(5)	682	—	28,152

(1)	Represents elective deferrals of compensation that are also reported as compensation earned in fiscal 2007 in the Summary Compensation Table.

(2)	Represents Company matching contributions to the DC SERP earned in fiscal year 2007. Company contributions are also reported in the All Other Compensation column of the Summary Compensation Table for Fiscal 2007 in this proxy statement.

(3)	Represents increases/decreases due to dividends, earnings, fees and investment gains/losses.

(4)	Includes Company contributions earned in fiscal year 2007 that will not be made until early 2008 following calendar and qualified plan year closing activities.

(5)	Represents a Company discretionary contribution to provide international retirement package equalization per our offer letter with Mr. Wood, which stipulates 18% of base pay be allocated for retirement. Retirement benefits earned under the qualified and nonqualified retirement plans count toward meeting the 18% obligation. Mr. Wood’s eligible compensation during fiscal year 2007 did not exceed the statutory maximum, so no matching contribution was earned under the DC SERP.

The DC SERP became effective on January 1, 2007. The new plan provides an opportunity for participants to defer a portion of their cash compensation to be paid as a lump sum or in 10 annual installments upon retirement or at another future date. The executives may defer up to 75% of base pay and annual incentive compensation and up to 100% of long-term incentive compensation. Investment earnings are pursuant to each executive’s individual elections from among available investment options, substantially similar to those in the Company’s tax-qualified 401(k) plan, and are subject to daily valuation.

The DC SERP provides a Company match on part of the deferred compensation based on a formula that is substantially the same as that in the Company’s tax-qualified 401(k) plan. The Company match applies to deferred compensation amounts that exceed certain statutory limits in the tax-qualified 401(k) plan. However, amounts earned under the long-term incentive compensation plan are excluded from earnings used in the match calculation of the DC SERP. The new plan also allows an employer discretionary contribution to enable the Company to provide international retirement package equalization for Mr. Wood.

Termination of Employment and Change in Control Arrangements

Termination Protection Agreements. The Company has entered into termination protection agreements with the Named Executive Officers which are designed to induce them to remain in the employ of the Company or any successor company in the event of a “Change in Control Event” by assuring compensation benefits if an officer is terminated without “Cause” or resigns for “Good Reason,” as defined in the agreements. In the event of such termination within two years after a Change in Control Event, the agreements provide for:

•

a lump sum payment equal to a pro rata amount of the average compensation received during the prior two years, reduced by the cash compensation actually paid, or earned and unpaid, to the executive with respect to service performed during the fiscal year in which the termination occurs;

•	a lump sum payment equal to all other earned, but unpaid amounts;

•	a lump sum payment equal to three times the average compensation paid during the prior two years;

•	reimbursement of certain legal fees and expenses associated with enforcing the agreement; and

•

continuation of life insurance, health and accident and disability benefits for the remainder of the initial two-year period or until other full-time employment is accepted, unless participation in the Company’s plans or programs is not practicable, in which case the Company may provide executive with substantially similar benefits or cash compensation on an after-tax basis sufficient for the executive to purchase such benefits.

In the event any payments under the termination protection agreements are considered to be “excess parachute payments” under Section 280G of the Internal Revenue Code, either alone or together with other Company payments, the payments will be reduced so that the payments will not be treated as “excess parachute payments.” However, this payment reduction will only take place if the reduction would provide to the officer a greater net, after-tax benefit than he or she would receive if the payments were not subject to the reduction.

For purposes of the termination protection agreements, the following definitions apply:

“Cause” is generally defined as:

•

the willful and continued failure by the executive to substantially perform his duties and obligations to the Company (other than any such failure resulting from illness, sickness, or physical or mental incapacity) which failure continues after the Company has given notice to the executive; or

•	the willful engaging by the executive in misconduct that is significantly injurious to the Company, monetarily or otherwise.

“Good Reason” is generally defined as:

•

assignment to the executive of any duties inconsistent with, or the reduction of powers or functions associated with, his positions, duties, responsibilities and status with the Company immediately prior to the transaction or any removal of the executive from or any failure to re-elect the executive to any positions or offices the executive held immediately prior to the transaction, except in connection with the termination of the executive’s employment by the Company for cause or for disability, or the failure to maintain a working environment conducive to the performance of the executives’ duties or the effective exercise of the powers or functions associated with the executive’s position, responsibilities and status with the Company immediately prior to the transaction;

•	the Company’s failure to pay the executive a monthly base salary at least equal to the then applicable minimum base salary provided for in the agreement;

•

the Company’s failure to pay the executive, within 75 days following the end of a fiscal year, compensation with respect to each such fiscal year ending after the transaction in an amount at least equal to the minimum total compensation provided for in the agreement;

•	the Company’s mandatory transfer of the executive to another geographic location, without the executive’s consent, outside of a twenty (20) mile radius from the executive’s current location;

•

Company action or omission, in its capacity as a plan administrator or otherwise, that would adversely affect the executive’s participation in any fringe benefit program in effect at the time of the transaction, or materially reduce the value of his benefits under any such program; or

•	failure by the Company to obtain an assumption of the obligations of the Company to perform the agreement by any successor.

“Change in Control Event” is generally defined as:

•

an acquisition by any individual, entity or group of beneficial ownership of 30% or more of either (1) the then outstanding shares of Common Stock of the Company or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, excluding, certain acquisitions involving the Company or a related company; or

•

a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board cease for any reason to constitute at least a majority of the Board.

Severance Protection Agreement. The Company and Richard Wood are party to a severance protection agreement dated February 23, 2005 pursuant to which Mr. Wood is entitled to receive salary continuation of his then-current base salary for one year plus a lump sum payment equal to one-half of the total cash incentive compensation earned by Mr. Wood in the two prior fiscal years in the event either Mr. Wood’s employment is terminated without “Cause” or Mr. Wood resigns from the Company for “Good Reason” during the period ending on the earlier of Mr. Wood’s normal retirement date or the date of any future agreement between the Company and Mr. Wood involving Mr. Wood’s re-assignment to the U.K. or France. Mr. Wood’s employment was terminated without Cause in fiscal 2007.

For purposes of the severance protection agreement, the following definitions apply:

“Cause” is generally defined as significant:

•	acts or omissions detrimental to the assets, business, or other interests of the Company;

•	dishonesty;

•	neglect, insubordination, or failure to perform assigned responsibilities; or

•	participation in any legal action against the Company, a customer, or an affiliated company.

“Good Reason” is generally defined as:

•	transfer to an unsuitable position, unsuitable duties, or to a work location other than the greater Seattle area, the greater London area or France; or

•	the Company’s failure to pay salary or other compensation that is earned and due.

2004 Equity Incentive Plan. Please refer to the description of the company transaction and change in control provisions of the 2004 Equity Incentive Plan under the proposal for Approval of Amendment to 2004 Equity Incentive Plan in this proxy statement.

1997 Stock Option Plan. All options held by the Named Executive Officers issued pursuant to the Company’s 1997 Stock Option Plan become 100% vested and exercisable in connection with the following events generally described:

•	any person is or becomes the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;

•

the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the effective date of the plan, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;

•

consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent at least 70% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (2) a merger or consolidation effected to implement a recapitalization of the Company in which no person is or becomes the beneficial owner of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities;

•

the consummation of a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company to certain related entities; or

•

consummation of a sale or other disposition which, when aggregated with any other such sale(s) or disposition(s) occurring within 12 months of such sale or disposition, relates to 30% or more of the equity book value of the Company as measured as of the fiscal month-end immediately preceding the first such sale or disposition.

Annual Incentive Compensation Plan. Under the terms of the 2007 Annual Incentive Compensation Plan, participants must remain employed by the Company through the entire fiscal year and through the payment date (within 60 days following fiscal year-end) to be entitled to receive payment, unless termination is due to retirement, disability or death, in which case the participant will be entitled to a pro-rata amount based on the participant’s period of active employment.

Long-Term Incentive Plan. Under the terms of the LTIP, participants must be actively employed by the Company through the entire performance period and through the payment date (on or before January 10 following the end of each performance period) to be entitled to receive payment, unless termination is due to retirement, disability or death, in which case the participant will be entitled to the actual award for the full performance period in the normal course so long as the participant completed at least one year of continuous employment during the performance period.

Pension Plans. Under the terms of the Pension Plan and SERPs (Frozen and New), a participant must earn five years of service to receive a termination benefit. Disability benefits are available to any active participant who becomes totally and permanently disabled and remains so until normal retirement age. The disability benefit is calculated assuming the rate of pay at disability continues in effect until normal retirement age, and includes service from the date of disability until normal retirement age. Normal retirement age is 65, with 5 years of service, and early retirement can occur once a participant’s age plus years of service equal at least 65 years.

Potential Payments Upon Termination of Employment or Change in Control

The estimated potential incremental payments and benefits for the Named Executive Officers under each termination scenario are outlined in the following table. The table does not include benefits generally available to all employees on a non-discriminatory basis or earned benefits, which are payments and benefits that the Named Executive Officers would have already earned during their employment with us whether or not a termination or change in control event had occurred. Actual amounts payable can only be determined at the time of termination or change in control.

Name	Benefit	Termination Scenario (1)
		Voluntary ($)	Retirement, Death or Disability ($)	Involuntary Termination With or Without Cause ($)	Change in Control Termi- nation ($) (2)
Robert W. Cremin	Severance Payment (3)	$—	$—	$—	$7,410,113
	Cash Incentives (4)	—	2,009,400	—	—
	Accelerated Equity (5)	—	—	—	3,333,174
	Benefit Continuation (6)	—	—	—	20,962
	Excess Retirement Benefit (7)	—	—	—	—
	Excess Retirement Benefit (8)	—	—	—	—

Robert D. George	Severance Payment (3)	$—	$—	$—	$2,894,876
	Cash Incentives (4)	—	725,850	—	—
	Accelerated Equity (5)	—	—	—	768,036
	Benefit Continuation (6)	—	—	—	29,269
	Excess Retirement Benefit (7)	26,569	26,569	26,569	26,569
	Excess Retirement Benefit (8)	—	394,788	—	—

Frank E. Houston	Severance Payment (3)	$—	$—	$—	$1,767,884
	Cash Incentives (4)	—	398,100	—	—
	Accelerated Equity (5)	—	—	—	607,871
	Benefit Continuation (6)	—	—	—	20,443
	Excess Retirement Benefit (7)	2,767	2,767	2,767	2,767
	Excess Retirement Benefit (8)	—	336,221	—	—

Larry A. Kring	Severance Payment (3)	$—	$—	$—	$3,222,356
	Cash Incentives (4)	—	756,850	—	—
	Accelerated Equity (5)	—	—	—	1,264,127
	Benefit Continuation (6)	—	—	—	20,709
	Excess Retirement Benefit (7)	—	—	—	—
	Excess Retirement Benefit (8)	—	—	—	—

Stephen R. Larson	Severance Payment (3)	$—	$—	$—	$2,540,630
	Cash Incentives (4)	—	602,150	—	—
	Accelerated Equity (5)	—	—	—	671,760
	Benefit Continuation (6)	—	—	—	20,318
	Excess Retirement Benefit (7)	23,084	23,084	23,084	23,084
	Excess Retirement Benefit (8)	—	187,268	—	—

Richard J. Wood	Severance Payment (9)	$—	$—	$192,962	$—
	Cash Incentives (9)	—	—	371,734	—

(1)	All scenarios assume termination and/or change in control occurred on October 26, 2007, the last day of fiscal 2007. The closing price of our Common Stock on that date was $54.15.

(2)	The amounts in this column do not reflect potential reductions as a result of the provision in the termination protection agreements that provides that in the event any payments thereunder are considered to be “excess parachute payments” under Section 280G of the Internal Revenue Code, either alone or together with other Company payments, the payments will be reduced so that they will not be treated as “excess parachute payments,” but only if the reduction would provide the officer a greater net, after-tax benefit than he or she would receive if the payments were not subject to the reduction.

(3)	All executives receive a lump sum payment equal to three times the average compensation received during the prior two years.

(4)	Represents amounts under the 2007 Annual Incentive Compensation Plan and the 2005-2007 performance cycle under the LTIP. In addition, although the terms of the LTIP provide that participants are entitled to the actual award for the full performance period in the event of retirement, death or disability after at least one year of continuous employment during a performance cycle, the amounts in the table reflect the target amounts for the 2006-2008 performance cycle and the 2007-2009 performance cycle, because actual awards under these cycles cannot be determined at this time.

(5)	Represents the difference between the closing price of the Company’s Common Stock on October 26, 2007, and the exercise price of the accelerated options. Options accelerate even if the executive’s employment is not terminated. For purposes of stock options granted under the 2004 Equity Incentive Plan, this assumes the stock options are not assumed or substituted for by the successor company in a company transaction.

(6)	Represents the cost of continuation of benefits for two years after the transaction, which is the longest period provided for under the termination protection agreements. These benefits include medical, dental, accident, disability and life insurance.

(7)	Represents the value of additional benefits due to early retirement or death in excess of what is shown in the Pension Benefits for Fiscal 2007 table in this proxy statement.

(8)	Represents the value of additional benefits due to termination of employment for reasons other than disability in excess of what is shown in the Pension Benefits for Fiscal 2007 table in this proxy statement.

(9)	Represents actual amounts payable to Mr. Wood under the terms of his severance protection agreement in connection with his termination in September 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company reviews related party transactions. Related party transactions are transactions that involve the Company’s directors, executive officers, director nominees, 5% or more beneficial owners of the Company’s Common Stock, immediate family members of these persons, or entities in which one of these persons has a direct or indirect material interest. Transactions that are reviewed as related party transactions by the Company are transactions that involve amounts that would exceed $120,000 (the current threshold required to be disclosed in the proxy statement under SEC regulations and certain other similar transactions). Pursuant to the Company’s Code of Business Conduct and Ethics, employees and directors have a duty to report any potential conflicts of interest to the appropriate level of management or to the Board of Directors, in the case of directors. The Company evaluates these reports along with responses to the Company’s annual director and officer questionnaires for any indication of possible related party transactions. If a transaction is deemed by the Company to be a related party transaction, the information regarding the transaction is forwarded to the Audit Committee for review and approval. Pursuant to the Audit Committee’s charter, it has been delegated the authority to review and approve all related party transactions.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company’s Board of Directors consists of five non-employee directors, each of whom the Board has determined (i) meets the independence criteria specified by the SEC and the requirements of Sections 303A.02 and other applicable sections of the NYSE listing standards and (ii) is financially literate in accordance with the requirements of Section 303A.07 of the NYSE listing standards. The Audit Committee annually reviews and reassesses its written charter, a copy of which is attached to this proxy as Annex B.

Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls for financial reporting. The Audit Committee is responsible for overseeing the Company’s financial reporting processes on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements relating to the fiscal year ended October 26, 2007, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee selects and retains the Company’s independent registered public accounting firm.

The Audit Committee discussed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters relating to the audit required to be discussed by Statements of Auditing Standards No. 61 (as amended). In addition, the Audit Committee has discussed with the independent registered public accounting firm the accounting firm’s independence from management and the Company and received the written disclosures from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1.

The Audit Committee discussed with the Company’s internal auditors and the independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee met with the internal auditors and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended October 26, 2007, for filing with the Securities and Exchange Commission.

Respectfully submitted,

ROBERT S. CLINE, CHAIRMAN

ANTHONY P. FRANCESCHINI

PAUL V. HAACK

CHARLES R. LARSON

JAMES L. PIERCE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The aggregate fees billed by Ernst & Young LLP, the Company’s independent registered public accounting firm, in fiscal 2007 and 2006 were as follows:

	Fees
	2007	2006
Audit fees (1)	$3,855,066	$3,500,875
Audit-related fees (2)	80,263	1,500
Tax fees (3)	185,759	238,067
All other fees	—	—

(1)	Includes professional services for the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Form 10-Q filings, services that are normally provided by the Company’s independent registered public accounting firm in connection with statutory and regulatory filings or engagements and services that generally only the independent registered public accounting firm can reasonably provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC.

(2)	Includes fees associated with assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including, if applicable, fees related to assistance in financial due diligence related to mergers and acquisitions and consultation regarding generally accepted accounting principles.

(3)	Includes fees associated with tax compliance, tax advice, and domestic and international tax planning. This category includes fees relating to tax planning on mergers and acquisitions, restructurings and other services related to tax disclosure and filing requirements.

The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the independent registered public accounting firm. The Audit Committee may either pre-approve such services without consideration of specific case-by-case services (“general approval”) or pre-approve specific services (“specific pre-approval”). Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. In some cases, pre-approval is provided by the full Audit Committee for up to a year, and relates to a particular category or group of services and is subject to a specific budget. In other cases, the Chairman of the Audit Committee has the delegated authority from the Audit Committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at the following meeting. When pre-approving services, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient services, for reasons such as familiarity with the Company’s business, people, culture, accounting systems, and risk profile and whether the services enhance the Company’s ability to manage or control risks and improve audit quality.

All requests or applications for services to be provided by the independent registered public accounting firm that do not require specific pre-approval by the Audit Committee will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered. The Audit Committee will be informed on a timely basis of any such services rendered by the independent registered public accounting firm. Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accounting firm and the Chief Financial Officer and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The Audit Committee has designated the Corporate Controller to monitor the services provided by the independent registered public accounting firm, to determine whether such services are in compliance with the pre-approval policy and to report the results of such monitoring to the Audit Committee on a periodic basis.

APPROVAL OF AMENDMENT TO 2004 EQUITY INCENTIVE PLAN

The Board of Directors of the Company is seeking shareholder approval of an amendment to the Esterline Technologies Corporation 2004 Equity Incentive Plan (the “2004 Plan”) to increase the number of shares of the Company’s Common Stock reserved for issuance under the 2004 Plan by 1,000,000 shares. The Board approved this amendment to the 2004 Plan on December 7, 2007, subject to shareholder approval.

The Board of Directors recommends a vote “for” approval of the amendment to the 2004 Plan.

As of January 18, 2008, 1,000,000 shares of Common Stock were reserved for issuance under the 2004 Plan, plus up to an aggregate maximum of 1,251,000 shares that may be added from the Amended and Restated 1997 Stock Option Plan (the “1997 Plan”), in addition to the 1,000,000 new shares of Common Stock for which the Board is seeking shareholder approval.

As of the same date, 1,262,625 (2004 Plan) and 565,750 (1997 Plan) shares were subject to outstanding options already granted, for a total of 1,828,375 shares. Shares subject to these outstanding options that are not actually issued and delivered when an option is forfeited, settled for cash or otherwise terminated, or when shares are withheld by or tendered to the Company in connection with the exercise of an option or in connection with the satisfaction of tax withholding obligations, will become available for grant under the 2004 Plan. This leaves the Company with 421,625 shares available for grant.

Based on estimated usage rate, the Company currently anticipates depleting the shares available for grant under the 2004 Plan by the end of fiscal 2008. In order to continue to have an appropriate supply of shares for equity incentives to recruit, hire and retain the talent required to successfully execute the Company’s business plans, the Board believes that the Company will need the additional 1,000,000 shares to be available under the 2004 Plan. The Company plans to use the additional 1,000,000 shares for which shareholder approval is sought to retain and reward existing key contributors, including key executive officers and to ensure their compensation is aligned with shareholder interests. While adding 1,000,000 shares to the 2004 Plan will increase the potential dilution and value transfer represented by this plan, the Board believes the Company’s equity compensation plans are well-managed and below norms for the Company’s industry.

A copy of the 2004 Plan, as amended, is attached to this proxy statement as Annex C and is incorporated herein by reference. The following description of the 2004 Plan, as amended, is a summary and does not purport to be a complete description. See Annex C for more detailed information.

Description of the 2004 Plan

Purpose

The purpose of the 2004 Plan is to attract, retain and motivate employees, officers and directors of the Company and its affiliates by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s shareholders.

Administration - The Compensation Committee

The 2004 Plan is administered by the Compensation Committee of the Board. The committee has the authority to administer the plan, including, among other things, the power to select individuals to whom awards are granted, to determine the types of awards and the number of shares subject to each award, to set the terms, conditions and provisions of such awards, to cancel or suspend awards and to establish procedures pursuant to which the payment of any such awards may be deferred. The committee may delegate to one or more of the Company’s officers, to the extent permitted by Delaware law, the right to grant awards with respect to employees who are not officers or directors.

Eligibility

Awards may be granted under the 2004 Plan to employees, officers and directors, including non-employee directors, of the Company and its affiliates. As of December 28, 2007, approximately 8,750 employees, officers and directors were eligible to participate in the 2004 Plan.

Types of Awards

The 2004 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options, (2) stock appreciation rights, (3) stock awards, restricted stock and stock units, (4) performance shares and performance units conditioned upon meeting performance criteria and (5) other stock or cash-based awards.

Stock Options. Stock options entitle the holder to purchase a specified number of shares of the Company’s Common Stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant. Except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions, the exercise price of stock options under the 2004 Plan must be at least 100% of the fair market value of the stock for the date of grant. The committee will fix the term of each option, but no option under the 2004 Plan will be exercisable more than ten years after the option is granted. Each option will be exercisable at such time or times as determined by the committee. Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of the Company’s Common Stock or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the committee. Options may also be exercised by means of a broker-assisted cashless exercise.

After termination of service with the Company or its affiliates, a participant will be able to exercise the vested portion of his or her options for the period of time stated in the option agreement. If no such period of time is stated in a participant’s option agreement, a participant will generally be able to exercise his or her option for (i) three months following his or her termination for reasons other than cause, retirement, death or disability or (ii) three years following his or her termination due to retirement, death or disability. If a participant is terminated for cause, all options generally will automatically expire. If a participant dies after termination of service but while an option is still exercisable, the portion of the option that was vested and exercisable as of the date of termination will generally expire on the one-year anniversary of the participant’s death. In no event will an option be able to be exercised later than the expiration of its term.

Stock Appreciation Rights (“SARs”). SARs may be granted alone (“freestanding”) or in addition to other awards and may, but need not, relate to a specific option granted under the 2004 Plan (“related option”). Upon exercise of an SAR, the holder is entitled to receive the excess of the fair market value of the shares for which the right is exercised over the grant price of the SAR. The committee may impose any conditions or restrictions on the exercise of an SAR as it deems appropriate; however, under the 2004 Plan the grant price of a freestanding SAR generally will not be less than the fair market value of the Company’s Common Stock for the date of grant, except for certain grants made or adjusted to assume or convert awards in connection with acquisition transactions, and the term will not be more than ten years. Payment upon such exercise will be in cash, stock, other property or any combination of cash, stock or other property as determined by the committee and set forth in the instrument evidencing the SAR. Any related option will no longer be exercisable to the extent the SAR has been exercised, and the related SAR will generally be canceled to the extent the option has been exercised.

Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted under the 2004 Plan. These awards may be made subject to forfeiture restrictions at the committee’s discretion, and the committee may waive any such restriction at any time in its sole discretion. Such restrictions may be based on continuous service with the Company or its affiliates and/or the achievement of performance criteria, as determined by the committee. Until the lapse of the restrictions, recipients may not dispose of their restricted stock. Upon termination of employment during the restriction period, all shares of restricted stock still subject to restriction will be forfeited, subject to any exceptions that may be authorized by the committee.

Performance Awards. Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock. Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions as established by the committee, and the amount of any payment may be adjusted on the basis of such further conditions as the committee determines. Performance awards may be paid entirely in cash or in any combination of cash, stock or other property, in the discretion of the committee.

Other Stock or Cash-Based Awards. Incentives payable in cash or in shares of Common Stock subject to terms and conditions determined by the committee may be granted either alone or in addition to other awards granted under the 2004 Plan.

Shares Subject to the 2004 Plan

Number of Shares Reserved for Issuance. The 2004 Plan authorizes the issuance of up to 3,251,000 shares of Common Stock, which includes (1) 2,000,000 shares, (2) 685,250 shares not issued or subject to outstanding awards under the 1997 Plan and (3) up to 565,750 shares that are subject to outstanding options granted under the 1997 Plan that may become available for issuance under the 2004 Plan to the extent that such outstanding options are forfeited or otherwise expire or terminate without the issuance of shares. Shares of Common Stock covered by an award granted under the 2004 Plan will not be counted as used unless and until they are actually issued and delivered to a participant. Shares relating to awards granted under the 2004 Plan that are forfeited, settled for cash or otherwise terminated and shares withheld by or tendered to the Company in connection with the exercise of an option or other award granted under the 2004 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards will become available for issuance under the 2004 Plan. Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2004 Plan. The shares of stock deliverable under the 2004 Plan may consist in whole or in part of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise. The committee will adjust the aggregate number and kind of shares authorized for issuance under the 2004 Plan and the number and kind of shares subject to outstanding awards under the 2004 Plan in the event of a change affecting shares of Common Stock, such as a stock dividend, stock split, recapitalization, reorganization, merger or similar event.

Limitations on Use of Shares Subject to the 2004 Plan. Subject to adjustment in the event of a stock dividend, stock split, recapitalization, reorganization, merger or similar event, the committee may not make awards under the 2004 Plan to any single participant who is a “covered employee” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) in any calendar year that relate to more than 325,000 shares of Common Stock, except that the committee may make a one-time award to a newly hired or promoted participant relating to up to 650,000 shares of Common Stock. In addition, the committee may not grant performance units to any single covered employee in any one calendar year with a maximum dollar value greater than $4,000,000. The maximum number of shares that may be issued under the 2004 Plan pursuant to awards, other than options and stock appreciation rights, that contain no restriction or restrictions based solely on continuous employment or services for less than three years (except for termination of employment by reason or death, disability or retirement) is 50% of the maximum number of shares reserved under the 2004 Plan. The maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the 2004 Plan is the total stated number of shares reserved under the 2004 Plan.

Nonassignability of Awards

Unless the committee determines otherwise, no award granted under the 2004 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the committee or by the laws of descent and distribution. Each award may be exercisable, during the participant’s lifetime, only by the participant.

Term, Termination and Amendment

Unless earlier terminated by the Board or the committee, the 2004 Plan will terminate on March 3, 2014. The Board or the committee may generally amend, alter, suspend, discontinue or terminate all or a portion of the 2004 Plan at any time, as long as the rights of a participant are not materially impaired without the participant’s consent, subject to shareholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the committee, to qualify with tax requirements. The committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent. Also, generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant that would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Repricing

The committee may not reprice options or SARs without shareholder approval.

Performance-Based Compensation under Section 162(m)

Under Section 162(m) of the Code, the Company is generally prohibited from deducting for federal income tax purposes compensation paid to its chief executive officer and three other most highly compensated executive officers (other than the chief financial officer) in excess of $1,000,000 per person in any year. However, compensation that qualifies as performance-based is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit. If the committee intends to qualify an award under the 2004 Plan as “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals it may choose include any of the following, or any combination, for the Company as a whole, or as any business unit, as reported or calculated by the Company: return on average common shareholders’ equity; return on average equity; return on equity; return on invested capital; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per share; earnings per diluted share; operating earnings (earnings before transaction-related expense) per diluted share; net operating earnings (earnings before transaction-related expense) per diluted share; book value per share; cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings (including or excluding interest, taxes, depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); net income; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); revenues; operating revenues; return on assets; return on nondepreciable assets; return on average assets; debt; debt plus equity; market or economic value added; lost control; strategic initiatives; net income; improvement in capital structure; ratio of non-performing to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics. Such performance goals also may be based on the Company’s achievement of specified levels of performance for the Company as a whole or any business unit under one or more of the performance criteria described above relative to the performance of other corporations.

Company Transaction and Change in Control

Company Transaction. Under the 2004 Plan, to maintain all of the participants’ rights in the event of a Company transaction that is not a change in control or a related party transaction, unless the committee determines otherwise at the time of grant with respect to a particular award:

•

All outstanding awards other than performance awards become fully and immediately exercisable immediately prior to the Company transaction, unless such awards are converted, assumed, or replaced by the successor company. The Company can elect to cash-out awards.

•	Performance awards earned and outstanding become payable in full at the target level and deferrals or other restrictions not waived by the committee shall remain in effect.

Change in Control. Under the 2004 Plan, to maintain all of the participants’ rights in the event of a change in control of the Company (as described below), unless the committee determines otherwise at the time of grant with respect to a particular award:

•	Any options and stock appreciation rights shall become fully exercisable and vested to the full extent of the original grant.

•	Any restrictions and deferral limitations applicable to any restricted stock or stock units shall lapse.

•

All performance awards shall be considered to be earned and payable in full at the target level, and any deferral or other restriction shall lapse and such performance stock and performance units shall be immediately settled or distributed.

•

Any restrictions and deferral limitations and other conditions applicable to any other awards shall lapse, and such other awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

•	The committee can provide a cash-out right for awards in connection with a change in control.

Definition of Company Transaction. Under the 2004 Plan, a Company transaction generally means the consummation of any of the following:

•	a merger or consolidation of the Company with or into any other company or other entity;

•	a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities; or

•	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of at least 50% of the Company’s assets.

Definition of Related Party Transaction. Under the 2004 Plan, a related party transaction generally means a Company transaction pursuant to which:

•

the beneficial ownership of the Company or the resulting company remains the same with respect to at least 70% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such Company transaction;

•

no entity (other than the Company or an affiliate) will beneficially own 30% or more of the outstanding shares of Common Stock of the resulting company or the voting power of the outstanding voting securities; and

•	the Company’s incumbent board will, after the Company transaction, constitute at least a majority of the board of the company resulting from such Company transaction.

Definition of Change in Control. Under the 2004 Plan, a change in control of the Company generally means the occurrence of any of the following events:

•

an acquisition of beneficial ownership of 30% or more of either (a) the then outstanding shares of Common Stock of the Company or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company, or a related party transaction).

•

a change in the composition of the Board during any two-year period such that the incumbent board members cease to constitute at least a majority (not including directors whose election was approved by at least two-thirds of the incumbent board).

U.S. Federal Income Tax Consequences

The following briefly describes the U.S. federal income tax consequences of the 2004 Plan generally applicable to the Company and to participants who are U.S. citizens. The discussion is general in nature and does not address issues relating to the tax circumstances of any individual employee. The discussion is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of state, local or foreign tax laws.

Stock Options

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option). If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price. If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price). Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price increased by the amount of ordinary income, if any, the participant recognized.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights

A participant generally will not recognize taxable income upon the grant or vesting of an SAR with a grant price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of an SAR, a participant generally will recognize taxable ordinary income equal to the difference between the fair market value of the underlying shares on the date of exercise and the grant price of the SAR.

Unrestricted Stock Awards

Upon receipt of a stock award, a participant generally will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant upon receipt of the shares.

Restricted Stock Awards

Upon receipt of a restricted stock award, a participant generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to the Company by the participant for the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt. Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid to the Company by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant. If the participant forfeits the shares to the Company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election.

Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Performance Awards and Other Stock Unit Awards

A participant generally will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to the Company by the participant with respect to the award. The tax consequences of other stock unit awards will depend upon the specific terms of each award.

Tax Consequences to the Company

In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under the Code.

Tax Withholding

The Company is authorized to withhold from any award granted or payment due under the 2004 Plan the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. The committee is authorized to establish procedures for election by participants to satisfy their obligations for the payment of withholding taxes by delivery of shares of the Company’s stock or by directing the Company to retain stock otherwise deliverable in connection with the award.

Other Information

A new plan benefits table, as described in the federal proxy rules, is not provided because all awards made under the 2004 Plan are discretionary. However, please refer to the Summary Compensation Table for Fiscal 2007 and the Grants of Plan-Based Awards Table for Fiscal 2007 of this proxy statement, which set forth information regarding the awards made to Named Executive Officers in the last fiscal year. The closing price of the Company’s Common Stock, as reported on the New York Stock Exchange on January 18, 2008, was $45.20 per share.

APPROVAL OF AMENDMENT TO 2002 EMPLOYEE STOCK PURCHASE PLAN

The Board of Directors is asking the shareholders to approve an amendment to the Esterline Technologies Corporation 2002 Employee Stock Purchase Plan (the “ESPP”) to increase by 250,000 shares (from 450,000 shares to 700,000 shares) the number of shares of the Company’s Common Stock reserved for issuance under the ESPP.

The Board believes that the ESPP provides a valuable opportunity for employees to acquire an ownership interest in the Company and provides shareholder value by aligning employee and shareholder interests. The Board amended the ESPP to increase the number of shares reserved for issuance to permit employee participation in the ESPP to continue at historical levels and preserve the ESPP’s benefits.

Approximately 18% of the Company’s employees participated in the ESPP in fiscal 2007. The amendment to the ESPP was approved by the Board on December 5, 2007, but will become effective only upon approval by the shareholders.

The Board of Directors recommends a vote FOR approval of the amendment to the 2002 Employee Stock Purchase Plan.

A copy of the ESPP, as amended, is attached to this proxy statement as Annex D and is incorporated herein by reference. The following description of the ESPP, as amended, is a summary and does not purport to be a complete description. See Annex D for more detailed information.

Description of the ESPP

Purpose. The purpose of the ESPP is to assist employees of the Company, its U.S. subsidiaries and any other subsidiaries the Board may designate in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify for beneficial tax treatment under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The ESPP is also intended to encourage employees to work in the best interests of the shareholders, to support recruitment and retention of qualified employees and to provide employees with an advantageous means of accumulating long-term investments.

Administration. The ESPP may be administered by the Company’s Board of Directors or any Board appointed committee, or by one or more executive officers designated by the Board or the committee. The Board has established an Administrative Committee to serve as the plan administrator, which is composed of the Company’s Chief Executive Officer, Chief Financial Officer and Vice President of Human Resources. The plan administrator is authorized to administer and interpret the ESPP and to make such rules and regulations as it deems necessary to administer the ESPP, so long as such interpretation, administration or application regarding purchases corresponds to the requirements of Code Section 423.

Stock Subject to the ESPP. Under the ESPP, qualified employees may purchase shares of Common Stock through payroll deductions at a discount from market price, without incurring broker commissions. A maximum of 700,000 shares of Common Stock, subject to adjustment for stock splits and similar events, are reserved for issuance under the ESPP. The Common Stock issued under the ESPP will be from authorized but unissued shares of the Company’s Common Stock or from treasury shares.

Eligibility. To be eligible to participate in the ESPP, an employee must be employed by the Company or a designated subsidiary at least 20 hours per week, have been employed by the Company or a designated subsidiary for a minimum of one year, and may not own 5% or more of the combined voting power or value of the Company’s capital stock or that of any related corporations. These eligibility criteria may be changed by the plan administrator for future offering periods within the limits of Code Section 423. Non-employee directors of the Company are not eligible to participate in the ESPP. Approximately 4,183 employees are eligible to participate in the ESPP as of December 16, 2007.

Offering Periods. The ESPP is divided into six-month offering periods that begin on June 16 and December 16 of each year and end, respectively, on the next December 15 and June 15. During the offering periods, participating employees accumulate funds in an account used to buy Common Stock through payroll deductions. Payroll deductions accrue at a rate of not less than 1% and not more than 15% of the employee’s base pay during each payroll period in an offering period. At the end of each six-month offering period, the purchase price is determined and the participating employees’ accumulated funds are used to purchase the appropriate number of whole shares of Common Stock. Under the ESPP, no employee may purchase more than $25,000 worth of Common Stock (based on the fair market value of the Common Stock on the first day of an offering period) during any calendar year, and no employee may purchase more than 2,000 shares in any single offering period.

Purchase Price. The purchase price per share of Common Stock is 85% of the lesser of (1) the fair market value of the Common Stock on the first day of an offering period, and (2) the fair market value of the Common Stock on the last day of an offering period, unless the plan administrator establishes a higher percentage for a future offering. For purposes of the ESPP, “fair market value” generally means the closing sale price for the Common Stock for the day. As of January 18, 2008, the closing sales price for the Common Stock was $45.20 per share.

Effect of Termination. Employees have no right to acquire shares under the ESPP upon termination of their employment for any reason prior to the last business day of an offering period. Upon termination of employment, the Company will pay the balance in the employee’s ESPP account to the employee or to his or her estate without interest.

Nontransferability. Rights with regard to the purchase of shares under the ESPP are not transferable and shall be exercised during the employee’s lifetime only by the employee. An employee may designate a beneficiary who may receive any shares or cash from an employee’s account under the ESPP.

Change in Control. In the event of certain mergers, consolidations or acquisitions by another corporation of all or substantially all of the Company’s assets, each outstanding option to purchase shares under the ESPP will be assumed or an equivalent option substituted by the successor corporation. If the successor corporation refuses to assume or substitute for the option, the offering period during which a participant may purchase stock will be shortened to a specified date before such proposed transaction.

Amendment, Suspension and Termination of the ESPP. The Board generally has the power to amend, suspend or terminate the ESPP, except that the Board may not amend the ESPP without shareholder approval if such approval is required by Section 423 of the Code. Unless sooner terminated, the ESPP will terminate on September 17, 2011.

Subplans for Eligible Employees in Other Countries. The ESPP permits the plan administrator to establish procedures to permit eligible employees who are employed by non-domestic designated subsidiaries of the Company to participate in the ESPP on terms and conditions different from those specified in the ESPP and authorizes the plan administrator to adopt modifications or subplans to comply with law, regulation or similar requirements to operate the ESPP in an advantageous way in countries or jurisdictions outside the U.S.

The Company’s Sharesave Scheme. The Company has adopted the Esterline Technologies Corporation Sharesave Scheme as a subplan for eligible employees in England effective January 6, 2005. The Sharesave Scheme contains provisions that differ from those of the ESPP as required for the Sharesave Scheme to be a qualified plan under applicable English law, which permits those employees to participate in the ESPP while providing advantageous tax benefits to those employees.

U.S. Federal Income Tax Consequences

The Company intends that the ESPP qualify as an “employee stock purchase plan” under Section 423 of the Code. The following discussion is only a brief summary of the material federal income tax consequences to the Company and the participating employees in the United States in connection with the ESPP. The discussion is general in nature and does not address issues relating to the income tax circumstances of any individual employee or any employee who is not a U.S. citizen. The discussion is based on the Code, applicable Treasury regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The discussion does not address the consequences of state, local or foreign tax laws.

Under the Code, the Company is deemed to grant employee participants in the ESPP an “option” on the first day of each offering period to purchase as many shares of Common Stock as the employee will be able to purchase with the payroll deductions credited to his or her account during the offering period. On the last day of each six-month offering period, the purchase price is determined and the employee is deemed to have exercised the “option” and purchased the number of shares of Common Stock his or her accumulated payroll deductions will purchase at the purchase price.

The amounts deducted from a participating employee’s pay pursuant to the ESPP will be included in the employee’s compensation and be subject to federal income and employment tax. Generally, no additional income will be recognized by the employee either at the beginning of the offering period or when the “option” is granted or at the time the employee purchases shares of Common Stock pursuant to the ESPP.

The required holding period for favorable federal income tax treatment upon disposition of Common Stock acquired under the ESPP is the later of (1) two years after the deemed “option” is granted (the first day of the relevant offering period), and (2) one year after the deemed “option” is exercised and the Common Stock is purchased (the last day of the relevant offering period). When the Common Stock is disposed of after this period, or after the employee’s death if the employee dies while holding the Common Stock (a “qualifying disposition”), the employee (or in the case of death the employee’s estate) realizes ordinary income to the extent of the lesser of (a) the amount by which the fair market value of the Common Stock at the time the deemed “option” was granted exceeded the “option price,” and (b) the amount by which the fair market value of the Common Stock at the time of the disposition exceeded the “option price.” The “option price” is generally equal to 85% of the lesser of the fair market value of the Common Stock on the first day of the offering period and the fair market value of the Common Stock on the last day of the offering period. Thus, the maximum amount of gain taxable as ordinary income generally is the amount of the 15% discount measured as of the last day of an offering period. Any further gain recognized on a qualifying disposition will be long-term capital gain. If the sale price is less than the option price, there is no ordinary income and any loss recognized generally will be a long-term capital loss.

When an employee sells or disposes of the Common Stock acquired under the ESPP (including by way of most gifts) before the expiration of the required holding period (a “disqualifying disposition”), the employee generally will recognize ordinary income to the extent of the difference between the price actually paid for the Common Stock and the fair market value of the Common Stock at the date the option was exercised (the last day of an offering period), regardless of the price at which the Common Stock is sold. Any additional gain recognized upon the disqualifying disposition will be capital gain. The capital gain will be long-term if the employee held the shares more than 12 months. If the sale price is less than the fair market value of the Common Stock at the date of exercise, then the employee will have a capital loss equal to such difference.

Even though an employee must treat part of his or her gain on a qualifying disposition of Common Stock acquired under the ESPP as ordinary income, the Company may not take a business deduction for such amount. However, if an employee makes a disqualifying disposition of Common Stock acquired under the ESPP, the amount of income that the employee must report as ordinary income generally qualifies as a business deduction for the Company for the year of such disposition, subject to the limitations imposed under the Code.

Other Information

Because participation in the ESPP is entirely within the discretion of the eligible employees, a new plan benefits table, as described in the federal proxy rules, is not provided. Because the Company cannot predict the participation levels by employees, the rate of employee contributions or the eventual purchase price under the ESPP, it is not possible to determine the value of benefits that may be obtained by executive officers and other employees under the ESPP. Non-employee directors are not eligible to participate in the ESPP.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information about the shares of Common Stock that may be issued upon the exercise of options, warrants and rights under the Non-Employee Directors’ Stock Compensation Plan, the Amended and Restated 1997 Stock Option Plan, the 2002 Employee Stock Purchase Plan and the 2004 Equity Incentive Plan, the only equity compensation plans of the Company in effect as of the end of the Company’s last fiscal year.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	1,506,400	$30.89	901,409	(1) (2)
Equity compensation plans not approved by security holders	—	—	—

Total (3)	1,506,400	$30.89	901,409

(1)	Of these shares, 747,600 shares are available for issuance under the 2004 Equity Incentive Plan, 122,891 shares are available for purchase under the 2002 Employee Stock Purchase Plan, and 30,918 are available for grant under the Non-Employee Directors’ Stock Compensation Plan as of the end of the Company’s last completed fiscal year. If the amendments to the 2004 Equity Incentive Plan proposed in this proxy statement are approved by the Company’s shareholders at the 2008 annual meeting, an additional 1,000,000 shares will be available for issuance under that plan. If the amendment to the 2002 Employee Stock Purchase Plan proposed in this proxy statement is approved by the Company’s shareholders at the 2008 annual meeting, an additional 250,000 shares will be available for issuance under that plan.

(2)	Pursuant to the Non-Employee Directors’ Stock Compensation Plan, each of the Company’s non-employee directors will receive an automatic grant of shares of Common Stock not subject to any restriction within 45 days of each annual shareholders meeting with an aggregate market value of $60,000 based on the closing price of the Common Stock on that date.

(3)	These totals are as of October 26, 2007, and do not reflect activity since that date. The following table reflects balances as of January 18, 2008.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	1,828,375	(1)	$34.84	537,827	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	1,828,375		$34.84	537,827

(1)	The weighted average remaining term of these options was 7.16 years.

(2)	Of these shares, 421,625 shares are available for issuance under the 2004 Equity Incentive Plan, 85,284 shares are available for purchase under the 2002 Employee Stock Purchase Plan, and 30,918 are available for grant under the Non-Employee Directors’ Stock Compensation Plan. If the amendments to the 2004 Equity Incentive Plan proposed in this proxy statement are approved by the Company’s shareholders at the 2008 annual meeting, an additional 1,000,000 shares will be available for issuance under that plan. If the amendment to the 2002 Employee Stock Purchase Plan proposed in this proxy statement is approved by the Company’s shareholders at the 2008 annual meeting, an additional 250,000 shares will be available for issuance under that plan.

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP was the independent registered public accounting firm that audited the Company’s consolidated financial statements for the fiscal year ended October 26, 2007. The Audit Committee of the Board of Directors of the Company will be appointing the independent registered public accounting firm to audit its consolidated financial statements for the fiscal year ending October 31, 2008, at its regular meeting in March 2008 in accordance with the Audit Committee’s past practice.

The Company expects that representatives of Ernst & Young LLP will be present at the 2008 annual meeting, will be given the opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company’s directors, executive officers and 10% or greater shareholders to file electronically reports of their ownership of Common Stock and of changes in such ownership to the SEC. SEC regulations also require the Company to identify in this proxy statement any person subject to this requirement who did not file a Section 16 report on a timely basis. Based solely upon a review of such reports furnished to the Company and written representations from the executive officers and directors that no other reports were required, the Company believes that all such reports were filed on a timely basis during fiscal year 2007.

OTHER MATTERS

As of the date of this proxy statement, the only matters which management intends to present at the meeting are those set forth in the notice of meeting and in this proxy statement. Management knows of no other matters that may come before the meeting. However, if any other matters properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting as proxies.

ANNUAL REPORT, FORM 10-K AND OTHER CORPORATE GOVERNANCE INFORMATION

The 2007 Annual Report of the Company was mailed to shareholders with this proxy statement. The Company will furnish without charge a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended October 26, 2007, including the consolidated financial statements and the financial statement schedules, to any shareholder who makes a request. Contact Esterline Technologies Corporation, Attn: Corporate Communications, 500 108th Avenue NE, Suite 1500, Bellevue, WA 98004 or call (425) 453-9400. This proxy statement, the 2007 Annual Report and the Annual Report on Form 10-K for the fiscal year ended October 26, 2007, are also available on the Company’s website, http://www.esterline.com/investor/sec.stm. In addition, shareholders may find information relating to the Company’s corporate governance posted on the Company’s website, http://www.esterline.com/governance. Documents located in this section include the charter for the Audit, Compensation and Nominating & Corporate Governance Committees, Corporate Governance Guidelines and the Code of Business Conduct and Ethics. This information is available in print to any shareholder who makes a request at the address or phone number above.

SHAREHOLDER PROPOSALS FOR 2009

Proposals of shareholders of the Company that are intended to be included in the Company’s proxy statement and presented by such shareholders at the Company’s 2009 annual meeting must be received at the Company’s principal executive office no later than Friday, October 7, 2008. In order for a shareholder’s proposal to be eligible for inclusion in the Company’s proxy statement for the 2009 annual meeting, among other things, the shareholder must own at least one percent of the outstanding shares of Common Stock or shares of Common Stock with a market value of $2,000 for at least one year prior to submitting the proposal, and the shareholder must continue to own such stock through the date of the 2009 annual meeting. Shareholder proposals submitted to the Company outside the processes required for inclusion in the proxy statement for the 2009 annual meeting after December 21, 2008, will be considered untimely by the Company. In addition, if the Company receives notice of a shareholder proposal after December 21, 2008, the persons named as proxies in the proxy statement for the 2009 annual meeting will have discretionary voting authority to vote on such proposal at the 2009 annual meeting.

By order of the Board of Directors

ROBERT D. GEORGE
Vice President, Chief Financial Officer, Secretary and Treasurer February 4, 2008

ANNEX A

EXCERPT FROM CORPORATE GOVERNANCE GUIDELINES

(d)	Independence: Defining Independence for this Board

An independent director is a director who has been affirmatively determined by the Board to have no material relationship with the Company or its management (either directly or as a partner, significant shareholder or executive officer of an organization that has a material relationship with the Company).

In addition, the Board will not deem a director independent if within the last three (3) years:

•	The director was an employee of the Company.

•	The director was affiliated with or employed by an independent public accounting firm for the Company (or of an affiliate).

•

The director was part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee (or the board if no compensation committee) of another company that concurrently employed the director.

•	The director has an immediate family member falling in any of the foregoing categories.

The Board shall also apply any additional independence standards adopted by the New York Stock Exchange or the Securities and Exchange Commission.

The Board must approve any contributions or pledges by the Company in excess of $50,000 per year to any non-profit organization for which a director serves as an executive officer, director, trustee or in an equivalent policy-making role.

For purposes of determining director independence for audit committee purposes, the following additional requirements apply:

•	A director cannot receive, directly or indirectly, any consulting or advisory fees or any other compensation other than director’s fees from the Company;

•

A director cannot be an “affiliated person” of the Company or any of its subsidiaries (as such term is defined under applicable federal securities laws and regulations), except as specifically permitted under such laws and regulations or official interpretations thereof.

In addition, in making its independence determinations the Board should consider any director affiliation, relationship or transaction brought to the attention of the Nominating & Corporate Governance Committee pursuant to sections 2(d) and 2(e) of these Corporate Governance Guidelines.

The Board will periodically review the independence of each of the Company’s directors pursuant to the provisions of this section 2(d).

(e)	Independence: Avoiding Conflicts

Each director should immediately advise the Chairman of the Board and the Chairman of the Nominating & Corporate Governance Committee of any proposed or current affiliation, relationship or transaction with any entity (including non profits and governmental agencies) or individual that may create a potential conflict of interest or be inconsistent with Company policies or values. The Nominating & Corporate Governance Committee must determine if such affiliation is cause for the Board to suggest that the director take appropriate action to avoid the conflict. Each director must be alert to his or her responsibilities to other organizations which could, if fulfilled, cause a director to no longer be considered independent.

A-1

If a director has a personal interest in any matter before the Board or a Committee, the director must disclose the interest to the full Board or Committee, as the case may be, and excuse himself or herself from participation in any discussion or action relating to the matter, as appropriate.

A-2

ANNEX B

AUDIT COMMITTEE CHARTER

Purpose and Authority

It is the policy of this Company to have an Audit Committee (the “Committee”) of the Board of Directors to assist the Board in its oversight of (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Company’s internal audit function and independent auditors. In addition, the Committee shall prepare a report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement. The Committee shall also have all authority necessary to fulfill the duties and responsibilities assigned to the Committee in this Charter or otherwise assigned to it by the Board.

As the Committee deems appropriate, it may engage independent counsel, accounting and other advisors to assist the Committee without seeking Board approval. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to such counsel and advisors engaged by the Committee pursuant to the preceding sentence.

The Committee, when appropriate, may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Composition, Role and Independence, Meetings

The membership of the Committee shall consist of at least three directors. In the business judgment of the Board, each member shall be financially literate, or shall become financially literate within a reasonable time after appointment. At least one member, in the judgment of the Board, shall have such accounting or related financial management expertise in order to meet the criteria for an “audit committee financial expert” as defined by the SEC. Each member shall meet the independence requirements applicable to audit committee members established by the Board, the SEC and the New York Stock Exchange (“NYSE”), as the same may be amended or supplemented from time to time. The Committee shall maintain free and open communication (including separate private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Company. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

No member of the Committee shall serve on more than two audit committees of publicly traded companies, other than the Company, at the same time such member serves on this Committee, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on this Committee. If a Committee member serves on the audit committees of both a public company and a wholly owned subsidiary of such company, such service shall be counted as service on one audit committee, rather than two.

The members of the Committee shall be appointed by the Board on the recommendation of the Nominating & Corporate Governance Committee. The Board may remove any member from the Committee. The Board of Directors shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The chairperson will also maintain regular liaison with the CEO, CFO, the director of internal audit, and the lead independent audit partner.

The Committee shall establish a meeting calendar annually. The Committee may hold such other meetings as are necessary or appropriate in order for the Committee to fulfill its responsibilities. In the absence of a member designated by the Board to serve as chair, the members of the Committee may appoint from among their number a person to preside at their meetings.

Duties and Responsibilities

The Committee’s duties and responsibilities include the following, in addition to any duties and responsibilities assigned to the Committee from time to time by the Board:

Engagement of Independent Auditor

•

Selecting and retaining the independent auditor to audit the financial statements of the Company. The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, with the understanding that the independent auditor shall report directly to the Committee. In so doing, the Committee will ensure that the independent auditor submits at least annually a formal written statement delineating all relationships between the independent auditor and the Company and an affirmation that the auditor is in fact independent, will actively engage in dialogue with the independent auditor regarding any relationships or services that may impact the independent auditor’s objectivity and independence, and will recommend to the Board actions appropriate to satisfy itself of the independent auditor’s independence. The Committee will also monitor the audit services engagement of the independent auditor as necessary, but no less than quarterly.

•

Determining and approving, in its sole authority, the compensation of the independent auditor. The Company shall provide appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing its audit report and of other ordinary administrative expenses that are necessary or appropriate in carrying out the duties of this Committee.

•	Resolving disagreements between management and the independent accountant regarding financial reporting.

•

Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

•

Pre-approving all audit, audit-related, tax and such non-audit services, other than de minimis non-audit services, as the independent auditor is permitted to provide the Company pursuant to relevant law and in accordance with the procedures set forth in the Company’s Audit and Non-Audit Services Pre-Approval Policy (the “Pre-Approval Policy”). The Committee may pre-approve audit, audit-related, tax and non-audit services by establishing detailed pre-approval policies and procedures as to the particular service and may delegate the authority to pre-approve such services; provided that the Committee is informed of each service pre-approved, and that no pre-approval shall be delegated to management. In considering whether to pre-approve any audit, audit-related, tax or non-audit services, the Committee or its delegees shall consider whether the provision of such services is compatible with maintaining the independence of the auditor.

•	Ensuring that the Committee’s approval of any non-audit services is publicly disclosed pursuant to applicable laws, rules and regulations.

Evaluation of Independent Auditor

•	At least annually, evaluating the independent auditor’s qualifications, performance and independence, including that of the lead partner.

•

At least annually, obtaining and reviewing a report by the independent auditor describing (i) the firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or external review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, relating to one or more audits carried out by the firm and any steps taken to deal with any such issues.

•

At least annually, obtaining and reviewing the letter and written disclosures from the independent auditor consistent with Independence Standards Board Standard No. 1, including a formal written statement by the independent auditor delineating all relationships between the auditor and the Company; actively engaging in a dialogue with the auditor with respect to that firm’s independence and any disclosed relationships or services that may impact the objectivity and independence of the auditor; and taking, or recommending that the Board take, appropriate action to satisfy itself of the independence of the outside auditor.

•

Discussing with the independent auditor the matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, Communications with Audit Committee, SAS No. 89, Audit Adjustments, and SAS No. 90, Audit Committee Communications, all as amended from time to time, together with any other matters as may be required for public disclosure or otherwise under applicable laws, rules and regulations.

•

If appropriate or required by law, ensuring that the independent auditor’s lead partner and reviewing partner are replaced every five years. Considering, from time to time, whether a rotation of the independent auditing firm would be in the best interests of the Company and its shareholders.

•	Presenting the Committee’s conclusions regarding the performance, qualifications and independence of the independent auditor to the full Board.

Review of Financial Statements and Related Disclosure

•

Reviewing the audited financial statements, the report of the independent auditor thereon, the quarterly financial statements, and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and having the opportunity to discuss questions and concerns with management and the independent auditor. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded, issues encountered during the course of the audit work (including any restrictions on the scope of activities, access to required information and such other inquiries as may be appropriate. Based on the review and discussion of the audited financial statements with management and the independent auditor, its discussions with the independent auditor regarding the matters required to be discussed by SAS No. 61, and its discussions regarding the auditor’s independence, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

•

Reviewing with the independent auditor any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or access to requested information, any significant disagreements with management, adjustments noted by the independent auditor but not taken by management, communications between the audit team and the national office, and any management or internal control letters issued or proposed to be issued. Reviewing and discussing with the independent auditor the responsibilities, budget and staffing of the Company’s internal audit function.

•

Reviewing and discussing the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as the financial information and earnings guidance provided to analysts and rating agencies. This may be done generally and does not require the Committee to discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

Periodic Assessments and Review

•

Obtaining and reviewing timely reports from the independent auditor regarding (1) all critical accounting policies to be used, (2) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

•

Reviewing, including with management and the independent auditor, if appropriate, (1) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; (2) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (3) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company.

•

Reviewing, including with management and the independent auditor, if appropriate, changes in promulgated accounting and auditing standards that may materially affect the Company’s financial reporting practices.

•

Discuss guidelines or policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•

Reviewing any reports by management regarding the effectiveness of, or any deficiencies in, the design or operation of internal controls and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Reviewing any report issued by the Company’s independent auditor regarding management’s assessment of the Company’s internal controls.

•

Discussing with management (at least annually) the status of: pending litigation; taxation matters; environmental compliance practices; risk assessment policies; risk management program; and other legal and compliance areas as may be appropriate, and the steps management has taken to monitor and control major financial risk exposures.

Internal Audit Review

•	Providing guidance and oversight to the internal audit activities of the Company, including reviewing the budget, organization, plans and scope, and results of such activities.

Related Party Transactions

•	Reviewing and approving all related party transactions, including transactions between the Company and its officers or directors or affiliates of officers or directors.

Proxy Statement Report

•

Reporting audit committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders, which report shall include the information required by applicable SEC and NYSE rules, as amended and supplemented from time to time.

Hiring Policies

•

Set clear policies for the Company’s hiring of employees or former employees of the independent auditor, and ensure that such policies comply with any regulations applicable to the Company from time to time.

Complaint Procedures

•	Establish procedures for the receipt, retention and treatment of complaints from employees on accounting, internal accounting controls or auditing matters.

•	Establish procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Reports to Board

•

The Committee shall report regularly to the Board, including, to the extent the Committee deems appropriate, any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the internal and independent auditors and the performance of the internal audit function.

Annual Review

The Audit Committee shall review and reassess this charter and agenda annually.

The Committee shall obtain or perform an annual evaluation of the Committee’s performance and make applicable recommendations for improvement.

It is not the responsibility of the Committee to plan or conduct audits or to determine whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

ANNEX C

ESTERLINE TECHNOLOGIES CORPORATION

2004 EQUITY INCENTIVE PLAN

(As Amended on             , 2008)

SECTION 1. PURPOSE

The purpose of the Esterline Technologies Corporation 2004 Equity Incentive Plan is to attract, retain and motivate employees, officers and directors of Esterline Technologies Corporation and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s shareholders.

SECTION 2. DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Acquisition Price” means the higher of (a) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange or other national exchange on which the Common Stock is listed or on Nasdaq during the 60-day period prior to and including the date of a Company Transaction or Change in Control or (b) if the Company Transaction or Change in Control is the result of a tender or exchange offer or a negotiated acquisition of the Company’s Common Stock, the highest price per share of Common Stock paid in such tender or exchange offer or acquisition. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined by the Board in its sole discretion.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee of the Board, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:

(a) an acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act) (an “Entity”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), excluding, however, the following (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (iv) a Related Party Transaction; or

(b) a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $0.20 per share, of the Company.

“Company” means Esterline Technologies Corporation, a Delaware corporation.

“Company Transaction,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a) a merger or consolidation of the Company with or into any other company or other entity;

(b) a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities, or

(c) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of at least 50% of the Company’s assets.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of six months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Committee whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish, including an average of trading days not to exceed 30 days from the Grant Date.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee or (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 12.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means Esterline Technologies Corporation 2004 Equity Incentive Plan.

“Related Company” means any entity that is directly or indirectly controlled by the Company.

“Related Party Transaction” means a Company Transaction pursuant to which:

(a) all or substantially all of the individuals and entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 70% of the outstanding shares of Common Stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the company resulting from such Company Transaction (including a Parent Company) in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(b) no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the company resulting from such Company Transaction or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of Common Stock of the company resulting from such Company Transaction or the combined voting power of the outstanding voting securities of such company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(c) individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the company resulting from such Company Transaction (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Committee, whose determination shall be conclusive and binding. Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.

“Vesting Commencement Date” means that Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

SECTION 3. ADMINISTRATION

3.1	Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee of the Board which shall be composed of no fewer than two directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, and an “outside director” within the meaning of Section 162(m) of the Code, or any successor provision thereto. Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 12 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Board, to the Compensation Committee or any other committee or any officer to whom the Board or the Committee has delegated authority to administer the Plan.

3.2	Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to: (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b) In no event, however, shall the Committee have the right, without shareholder approval, to (i) cancel or amend outstanding Options or SARs for the purpose of repricing, replacing or regranting such Options or SARs with Options or SARs that have a purchase or grant price that is less than the purchase or grant price for the original Options or SARs except in connection with adjustments provided in Section 16, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option.

(c) The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s working less than full-time shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Committee, whose determination shall be final.

(d) Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 16.1, the number of shares of Common Stock available for issuance under the Plan shall consist of:

(a) 2,000,000 shares plus

(b) any authorized shares (i) not issued or subject to outstanding awards under the Company’s Amended and Restated 1997 Stock Option Plan (the “Prior Plan”) on the Effective Date and (ii) any shares subject to outstanding awards under the Prior Plan on such date that cease to be subject to such awards (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in shares), up to an aggregate maximum of 1,251,000 shares, subject to adjustment from time to time as provided in Section 16.1, which shares shall cease, as of such date, to be available for grant and issuance under the Prior Plan, but shall be available for issuance under the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2	Share Usage

(a) Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash shall be available for Awards under the Plan. The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b) The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more pre-existing plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of Common Stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such pre-existing plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the

Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d) Notwithstanding the other provisions in this Section 4.2, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 16.1.

4.3	Limitations

Subject to adjustment as provided in Section 16.1, the aggregate number of shares that may be issued pursuant to Awards granted under the Plan (other than Awards of Options or Stock Appreciation Rights) that contain no restrictions or restrictions based solely on continuous employment or services for less than three years (except where Termination of Service occurs by reason of death, Retirement or Disability) shall not exceed 50% of the aggregate maximum number of shares specified in Section 4.1.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects.

SECTION 6. AWARDS

6.1	Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with, any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3	Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award if and to the extent set forth in the instrument evidencing the Award at the time of grant. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents; provided, however, that the terms of any deferrals under this Section 6.3 shall comply with all applicable law, rules and regulations, including, without limitation, Section 409A of the Code.

6.4	Dividends and Distributions

Participants may, if and to the extent the Committee so determines and sets forth in the instrument evidencing the Award at the time of grant, be credited with dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

SECTION 7. OPTIONS

7.1	Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2	Option Exercise Price

The exercise price for shares purchased under an Option shall not be less than 100% of the Fair Market Value of the Common Stock for the Grant Date, except in the case of Substitute Awards.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4	Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 14. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a) cash;

(b) check or wire transfer;

(c) tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by the Participant that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(e) such other consideration as the Committee may permit.

7.6	Post-Termination Exercise

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i) if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after the date of such Termination of Service;

(ii) if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the date that is three years after the date of such Termination of Service; and

(iii) the last day of the maximum term of the Option (the “Option Expiration Date”).

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to the Participant shall automatically expire upon first notification to the Participant of such termination, unless the Committee determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether the Participant shall be terminated for Cause, all the Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by the Participant may be immediately terminated by the Committee, in its sole discretion.

(c) If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate either the registration requirements under the Securities Act or the Company’s insider trading policy, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date and (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of such Securities Act or insider trading policy requirements. A Participant’s change in status from an employee of the Company or a Related Company to a director, consultant, advisor or independent contractor of the Company or a Related Company, or a change in status from a director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service for purposes of this Section 7.6.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder, including, to the extent required thereunder, the following:

8.1	Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2	Eligible Employees

Individuals who are not employees of the Company or one of its parent or subsidiary corporations may not be granted Incentive Stock Options.

8.3	Exercise Price

The exercise price of an Incentive Stock Option shall be at least 100% of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than 10% of the total combined voting power of all classes of the stock of the Company or of its parent or subsidiary corporations (a “Ten Percent Shareholder”), shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than 10% ownership shall be made in accordance with Section 422 of the Code.

8.4	Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Incentive Stock Option shall not exceed ten years, and in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, shall not exceed five years.

8.5	Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option) (a) more than three months after the date of a Participant’s Termination of Service if termination was for reasons other than death or disability, (b) more than one year after the date of a Participant’s Termination of Service if termination was by reason of disability, or (c) after the Participant has been on leave of absence for more than 90 days, unless the Participant’s reemployment rights are guaranteed by statute or contract.

8.6	Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two years after the Grant Date and one year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Participant shall give the Company prompt notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7	Code Definitions

For the purposes of this Section 8 “disability”, “parent corporation” and “subsidiary corporation” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option. The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2	Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

9.3	Waiver of Restrictions

Subject to Section 18.5, the Committee, in its sole discretion, may waive any other terms, conditions or restrictions on any SAR under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2	Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Awards, in cash or a combination of cash and shares of Common Stock. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

10.3	Waiver of Restrictions

Subject to Section 18.5, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 11. PERFORMANCE AWARDS

11.1	Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares, and the other terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to Section 18.5, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2	Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Notwithstanding the foregoing, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 12 is applicable to such Award.

12.1	Performance Criteria

If an Award is subject to this Section 12, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: return on average common shareholders’ equity; return on average equity; return on equity; return on invested capital; total shareholder return; stock price appreciation; efficiency ratio (other expense as a percentage of other income plus net interest income); net operating expense (other income less other expense); earnings per share; earnings per diluted share; operating earnings (earnings before transaction-related expense) per diluted share; net operating earnings (earnings before transaction-related expense) per diluted share; book value per share; cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings (including or excluding interest, taxes, depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); net income; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expense(s)); revenues; operating revenues; return on assets; return on nondepreciable assets; return on average assets; debt; debt plus equity; market or economic value added; lost control; strategic initiatives; net income; improvement in capital structure; ratio of non-performing to performing assets; return on an investment in an affiliate; net interest income; net interest margin; ratio of common equity to total assets; regulatory compliance metrics; and customer service metrics (together, the “Performance Criteria”). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

12.2	Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 16, with respect to any Award that is subject to this Section 12, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

12.3	Limitations

Subject to adjustment from time to time as provided in Section 16.1, no Covered Employee may be granted Awards other than Performance Units subject to this Section 12 in any calendar year period with respect to more than 325,000 shares of Common Stock for such Award, except that the Company may make additional onetime grants of such Awards for up to 650,000 shares to newly hired individuals, and the maximum dollar value payable with respect to Performance Units subject to this Section 12 granted to any Covered Employee in any one calendar year is $4,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 12 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 13. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 14. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Related Company (“other obligations”). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate.

SECTION 15. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 16. ADJUSTMENTS

16.1	Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iii) the maximum number and kind of securities set forth in Section 12.3; and (iv) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction or Change in Control shall not be governed by this Section 16.1 but shall be governed by Sections 16.2 and 16.3, respectively.

16.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

16.3	Company Transaction; Change in Control

16.3.1	Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Company Transaction that is not a Change in Control or a Related Party Transaction:

(a) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Company Transaction, and shall terminate effective at the effective time of the Company Transaction, only if and to the extent such Awards are not converted, assumed or replaced by the Successor Company.

For the purposes of this Section 16.3.1, an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash, or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely Common Stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely Common Stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b) All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Award.

16.3.2	Effect of a Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise at the time of grant with respect to a particular Award, in the event of a Change in Control:

(a) any Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

(b) any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(c) all Performance Shares and Performance Units shall be considered to be earned at the target level and payable in full, any deferral or other restriction shall lapse and such Performance Shares and Performance Units shall be immediately settled or distributed; and

(d) any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

16.3.3	Change in Control Cash-Out

Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the “Change in Control Exercise Period”), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option, SAR, Restricted Stock Unit or Performance Share shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company; (within the Change in Control Exercise Period) to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice:

(a) for an Option or SAR, in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option or the grant price per share of Common Stock under the SAR; and

(b) for a Restricted Stock Unit or Performance Share, in an amount equal to the Acquisition Price per share of Common Stock under the Restricted Stock or Performance Share, multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 16.3.3 shall have been exercised.

16.4	Further Adjustment of Awards

Subject to Sections 16.2 and 16.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

16.5	No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

16.6	Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

16.7	Section 409A of the Code

Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 16 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (b) any adjustments made pursuant to Section 16 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code.

SECTION 17. AMENDMENT AND TERMINATION

17.1	Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, shareholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board.

Subject to Section 17.3, the Board or the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2	Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date of the Plan and (b) the date the shareholders of the Company approve any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

17.3	Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 16 shall not be subject to these restrictions.

SECTION 18. GENERAL

18.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2	Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3	Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3 shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4	No Rights as a Shareholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Awards, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5	Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

Any Award granted pursuant to the Plan is intended to comply with the requirements of Section 409A of the Code, including any applicable regulations and guidance issued thereunder, and including transition guidance, to the extent Section 409A of the Code is applicable thereto, and the terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with this intention to the extent the Committee deems necessary or advisable to comply with Section 409A of the Code and any official guidance issued thereunder. Any payment or distribution that is to be made under the Plan (or pursuant to an Award under the Plan) to a Participant who is a “specified employee” of the Company within the meaning of that term under Section 409A of the Code and as determined by the Committee, on account of a “separation from service” within the meaning of that term under Section 409A of the Code, may not be made before the date which is six months after the date of such “separation from service,” unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise. Notwithstanding any other provision in the Plan, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Committee makes no representations that Awards granted under the Plan shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to Awards granted under the Plan.

18.6	Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Committee shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7	No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8	Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10	Choice of Law

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Washington without giving effect to principles of conflicts of law.

18.11	Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 19. EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is approved by the shareholders of the Company.

ANNEX D

ESTERLINE TECHNOLOGIES CORPORATION

2002 EMPLOYEE STOCK PURCHASE PLAN

As Amended on             , 2008

SECTION 1. PURPOSE

The purposes of the Esterline Technologies Corporation 2002 Employee Stock Purchase Plan (the “Plan”) are: (a) to assist employees of Esterline Technologies Corporation, a Delaware corporation (the “Company”), and its designated subsidiaries in acquiring a stock ownership interest in the Company pursuant to a plan that is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended; (b) to encourage employees to work in the best interests of Company shareholders; (c) to support recruitment and retention of qualified employees; and (d) to provide employees an advantageous means of accumulating long-term investments.

SECTION 2. DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

“Additional Shares” has the meaning set forth in Section 6.

“Affiliate” has the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

“Beneficial Owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Company’s Compensation and Stock Option Committee or any other Board committee appointed by the Board to administer the Plan.

“Common Stock” means the common stock, par value $.20 per share, of the Company.

“Company” means Esterline Technologies Corporation, a Delaware corporation.

“Company Transaction” means consummation of either any of the following events:

(a)	consummation of a merger or consolidation of the Company or any direct or indirect Subsidiary Corporation of the Company with or into any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate, at least 70% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the Company’s then outstanding securities; or

(b)	consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

“Designated Subsidiary” means any domestic Subsidiary Corporation or any other Subsidiary Corporation designated as such by the Board or the Committee.

“Eligible Compensation” means, unless the Plan Administrator establishes otherwise for a future Offering, gross earnings, but shall not include reimbursements or other expense allowances, cash and non-cash fringe benefits, moving expenses or welfare benefits, whether or not reported as income to the Participant, or severance, sick pay and vacation benefits paid upon termination of employment, whether paid on or after a Participant’s date of termination of employment.

“Eligible Employee” means any employee of the Company or a Designated Subsidiary who is in the employ of the Company or any Designated Subsidiary on one or more Offering Dates and who meets the following criteria:

(a)	the employee does not, immediately after the Option is granted, own stock (as defined by the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of a Parent Corporation or Subsidiary Corporation;

(b)	the employee’s customary employment is for 20 hours or more per week or any lesser number of hours established by the Plan Administrator for a future Offering;

(c)	the employee has been employed for a minimum of one year as of an Offering Date or any lesser or greater minimum employment period not to exceed two years that is established by the Plan Administrator for a future Offering; and

(d)	if established by the Plan Administrator for a future Offering, the employee customarily works a certain minimum number of months per year, such number of months not to exceed five months per year.

If the Company permits any employee of a Designated Subsidiary to participate in the Plan, then all employees of that Designated Subsidiary who meet the requirements of this paragraph shall also be considered Eligible Employees.

“Enrollment Period” has the meaning set forth in Section 7.1.

“ESPP Broker” has the meaning set forth in Section 10.1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” shall be as established in good faith by the Plan Administrator or if the Common Stock is publicly traded, the closing sale price of the Common Stock on the Offering Date or the Purchase Date, as applicable, as reported in the Western Edition of The Wall Street Journal, unless the Plan Administrator determines otherwise for a future Offering. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

“Human Resources Department” means the human resources department or such other department or individual authorized by the Plan Administrator to perform certain ministerial duties under the Plan.

“Offering” has the meaning set forth in Section 5.1.

“Offering Date” means the first day of an Offering.

“Option” means an option granted under the Plan to an Eligible Employee to purchase shares of Common Stock.

“Parent Corporation” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company, if, at the time of the granting of the Option, each of the corporations, other than the Company, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means any Eligible Employee who has elected to participate in an Offering in accordance with the procedures set forth in Section 7 and who has not withdrawn from the Plan or whose participation in the Plan is not otherwise terminated.

“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (a) the Company, (b) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (c) an underwriter temporarily holding securities pursuant to an offering of such securities or (d) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company.

“Plan” means the Esterline Technologies Corporation 2002 Employee Stock Purchase Plan.

“Plan Administrator” has the meaning set forth in Section 3.1.

“Purchase Date” means the last day of each Offering or Purchase Period.

“Purchase Period” has the meaning set forth in Section 5.2.

“Purchase Price” has the meaning set forth in Section 6.

“Securities Act” means the Securities Act of 1933, as amended.

“Subscription” has the meaning set forth in Section 7.1.

“Subsidiary Corporation” means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company, if, at the time of the granting of the Option, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Successor Company” has the meaning set forth in Section 20.3.

SECTION 3. ADMINISTRATION

3.1	Plan Administrator

The Plan shall be administered by the Board and/or the Committee or, if and to the extent the Board or the Committee designates one or more executive officers of the Company to administer the Plan, by such executive officer(s) (each, the “Plan Administrator”). Any decisions made by the Plan Administrator shall be applicable equally to all Eligible Employees.

3.2	Administration and Interpretation by the Plan Administrator

Subject to the provisions of the Plan, the Plan Administrator shall have the authority, in its sole discretion, to determine all matters relating to Options granted under the Plan, including all terms, conditions, restrictions and limitations of Options; provided, however, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of Code Section 423. The Plan Administrator shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, unless reserved to the Board or the Committee, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate ministerial duties to such of the Company’s other officers or employees as the Plan Administrator so determines.

SECTION 4. STOCK SUBJECT TO PLAN

Subject to adjustment from time to time as provided in Section 20.1, the maximum number of shares of Common Stock that shall be available for issuance under the Plan shall be 700,000 shares. Shares issued under the Plan shall be drawn from authorized and unissued shares or from shares subsequently acquired by the Company as treasury shares.

SECTION 5. OFFERING DATES

5.1	Offerings

(a)	Except as otherwise set forth below, the Plan shall be implemented by a series of Offerings that each last six months (each, an “Offering”), such Offerings to commence on June 16 and December 16 of each year and to end on the next December 15 and June 15, respectively. The first Offering shall begin on September 3, 2002 and shall end on December 15, 2002.

(b)	Notwithstanding the foregoing, the Plan Administrator may establish (i) a different term for the initial Offering or for one or more future Offerings and (ii) different commencing and ending dates for such Offerings; provided, however, that an Offering may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the Fair Market Value of the Common Stock on the Purchase Date, the Offering may not exceed 27 months.

(c)	In the event the first or the last day of an Offering is not a regular business day, then the first day of the Offering shall be deemed to be the next regular business day and the last day of the Offering shall be deemed to be the last preceding regular business day.

5.2	Purchase Periods

(a)	Each Offering shall consist of one or more consecutive purchase periods (each, a “Purchase Period”). The last day of each Purchase Period shall be the Purchase Date for such Purchase Period. A Purchase Period shall commence on June 16 and December 16 of each year and shall end on the next December 15 and June 15, respectively. The first Purchase Period shall begin on September 3, 2002 and shall end on December 15, 2002.

(b)	Notwithstanding the foregoing, the Plan Administrator may establish (i) a different term for the initial Purchase Period or for one or more future Purchase Periods and (ii) different commencing and ending dates for any such Purchase Period.

(c)	In the event the first or last day of a Purchase Period is not a regular business day, then the first day of the Purchase Period shall be deemed to be the next regular business day and the last day of the Purchase Period shall be deemed to be the last preceding regular business day.

5.3	Governmental Approval; Shareholder Approval

Notwithstanding any other provision of the Plan to the contrary, an Option granted pursuant to the Plan shall be subject to (a) obtaining all necessary governmental approvals and qualifications for the Plan and (b) obtaining shareholder approval of the Plan.

SECTION 6. PURCHASE PRICE

(a)	The purchase price (the “Purchase Price”) at which Common Stock may be acquired in an Offering pursuant to the exercise of all or any portion of an Option shall be 85% of the lesser of (i) the Fair Market Value of the Common Stock on the Offering Date of such Offering and (ii) the Fair Market Value of the Common Stock on a Purchase Date during the Offering, unless the Plan Administrator establishes a higher percentage for a future Offering.

(b)	Notwithstanding the foregoing, if an increase in the number of shares authorized for issuance under the Plan is approved and all or a portion of such additional shares are to be issued during one or more Offerings that are underway at the time of shareholder approval of such increase (the “Additional Shares”), then, if as of the date of such shareholder approval, the Fair Market Value of a share of Common Stock is higher than the Fair Market Value on the Offering Date for any such Offering, the Purchase Price for the Additional Shares shall be 85% of the lesser of (i) the Common Stock’s Fair Market Value on the date of such shareholder approval and (ii) the Fair Market Value of the Common Stock on the Purchase Date.

SECTION 7. PARTICIPATION IN THE PLAN

7.1	Initial Participation

An Eligible Employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Human Resources Department during the enrollment period established by the Plan Administrator (the “Enrollment Period”) a subscription (the “Subscription”):

(a)	indicating the Eligible Employee’s election to participate in the Plan;

(b)	authorizing payroll deductions and stating the amount to be deducted regularly from the Participant’s Eligible Compensation; and

(c)	authorizing the purchase of Common Stock for the Participant in each Purchase Period.

An Eligible Employee who does not deliver a Subscription as provided above during the Enrollment Period shall not participate in the Plan for that Offering or for any subsequent Offering unless such Eligible Employee subsequently enrolls in the Plan by filing a Subscription with the Company during the Enrollment Period for such subsequent Offering. The Company may, from time to time, change the Enrollment Period for a future Offering as deemed advisable by the Plan Administrator, in its sole discretion, for the proper administration of the Plan.

An employee who becomes eligible to participate in the Plan after an Offering has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering, provided that such employee is still an Eligible Employee as of the commencement of any such subsequent Offering. Eligible Employees may not participate in more than one Offering at a time.

7.2	Continued Participation

A Participant who has elected to participate in an Offering shall automatically participate in the next Offering until such time as such Participant withdraws from the Plan pursuant to Section 11.2 or terminates employment as provided in Section 13.

SECTION 8. LIMITATIONS ON RIGHT TO PURCHASE SHARES

8.1	Number of Shares Purchased

(a)	No Participant shall be entitled to purchase Common Stock under the Plan (or any other employee stock purchase plan that is intended to meet the requirements of Code Section 423 sponsored by the Company, a Parent Corporation or a Subsidiary Corporation) with a Fair Market Value exceeding $25,000 (such value determined as of the Offering Date for each Offering or such other limit as may be imposed by the Code) in any calendar year in which a Participant participates in the Plan (or any other employee stock purchase plan described in this Section 8.1).

(b)	No Participant shall be entitled to purchase more than 2,000 shares of Common Stock (or such other number as the Board or the Committee shall specify for a future Offering) under the Plan in any Offering or, if a future Offering has more than one Purchase Period, in any single Purchase Period of that Offering.

8.2	Pro Rata Allocation

In the event the number of shares of Common Stock that might be purchased by all Participants exceeds the number of shares of Common Stock available in the Plan, the Plan Administrator shall make a pro rata allocation of the remaining shares of Common Stock in as uniform a manner as shall be practicable and as the Plan Administrator shall determine to be equitable. Fractional shares may not be issued under the Plan unless the Plan Administrator determines otherwise for a future Offering.

SECTION 9. PAYMENT OF PURCHASE PRICE

9.1	General Rules

Subject to Section 9.11, Common Stock that is acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions from the Participant’s Eligible Compensation. Except as set forth in this Section 9, the amount of compensation to be withheld from a Participant’s Eligible Compensation during each pay period shall be determined by the Participant’s Subscription.

9.2	Percent Withheld

The amount of payroll withholding for each Participant for purchases pursuant to the Plan during any pay period shall be at least 1% but shall not exceed 15% of the Participant’s Eligible Compensation for such pay period (or such other percentage as the Plan Administrator may establish from time to time for a future Offering). Amounts shall be withheld in whole percentages only.

9.3	Payroll Deductions

Payroll deductions shall commence on the first payday following the Offering Date and shall continue through the last payday of the Offering unless sooner altered or terminated as provided in the Plan.

9.4	Memorandum Accounts

Individual accounts shall be maintained for each Participant for memorandum purposes only. All payroll deductions from a Participant’s compensation shall be credited to such account but shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

9.5	No Interest

No interest shall be paid on payroll deductions received or held by the Company.

9.6	Acquisition of Common Stock

On each Purchase Date of an Offering, each Participant shall automatically acquire, pursuant to the exercise of the Participant’s Option, the number of shares of Common Stock arrived at by dividing the total amount of the Participant’s accumulated payroll deductions for the Offering (or Purchase Period for any future Offerings consisting of more than one Purchase Period) by the Purchase Price; provided, however, that the number of shares of Common Stock purchased by the Participant shall not exceed the number of whole shares of Common Stock so determined, unless the Plan Administrator has determined for a future Offering that fractional shares may be issued under the Plan; and provided, further, that the number of shares of Common Stock purchased by the Participant shall not exceed the number of shares for which Options have been granted to the Participant pursuant to Section 8.1.

9.7	Refund of Excess Amounts

Any cash balance remaining in the Participant’s account at the termination of a Purchase Period that is not sufficient to purchase a whole share of Common Stock shall be applied to the purchase of Common Stock in the next Purchase Period, provided the Participant participates in the next Purchase Period and the purchase complies with Section 8.1. If the Participant does not participate in the next Purchase Period, such remaining cash balance shall be refunded to the Participant as soon as practical after the Purchase Date without the payment of any interest.

9.8	Withholding Obligations

At the time the Option is exercised, in whole or in part, or at the time some or all the Common Stock is disposed of, a Participant shall make adequate provision for local, state, federal and foreign withholding obligations of the Company, if any, that arise upon exercise of the Option or upon disposition of the Common Stock. The Company may withhold from the Participant’s compensation the amount necessary to meet such withholding obligations.

9.9	Termination of Participation

No Common Stock shall be purchased on behalf of a Participant on a Purchase Date if his or her participation in a current Offering or the Plan has terminated on or before such Purchase Date or if the Participant has otherwise terminated employment prior to a Purchase Date.

9.10	Procedural Matters

The Company may, from time to time, establish (a) limitations on the frequency and/or number of any permitted changes in the amount withheld during an Offering, as set forth in Section 11.1, (b) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, (c) payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, and (d) such other limitations or procedures as deemed advisable by the Company in the Company’s sole discretion that are consistent with the Plan and in accordance with the requirements of Code Section 423.

9.11	Leaves of Absence

During leaves of absence approved by the Human Resources Department and meeting the requirements of the applicable treasury regulations promulgated under the Code, a Participant may elect to continue participation in the Plan for a maximum of 90 calendar days by continuing to accrue payroll deductions, or, if the leave is unpaid, by delivering cash payments to the Company on the Participant’s normal paydays equal to the amount of his or her payroll deductions under the Plan had the Participant not taken a leave of absence.

SECTION 10. COMMON STOCK PURCHASED UNDER THE PLAN

10.1	ESPP Broker

If the Plan Administrator designates or approves a stock brokerage or other financial services firm (the “ESPP Broker”) to hold shares purchased under the Plan for the accounts of Participants, the following procedures shall apply. Promptly following each Purchase Date, the number of shares of Common Stock purchased by each Participant shall be deposited into an account established in the Participant’s name with the ESPP Broker. Each Participant shall be the beneficial owner of the Common Stock purchased under the Plan and shall have all rights of beneficial ownership in such Common Stock. A Participant shall be free to undertake a disposition of the shares of Common Stock in his or her account at any time, but, in the absence of such a disposition, the shares of Common Stock must remain in the Participant’s account at the ESPP Broker until the holding period set forth in Code Section 423 has been satisfied. With respect to shares of Common Stock for which the holding period set forth above has been satisfied, the Participant may move those shares of Common Stock to another brokerage account of the Participant’s choosing or request that a stock certificate be issued and delivered to him or her. Dividends paid in the form of shares of Common Stock with respect to Common Stock in a Participant’s account shall be credited to such account. A Participant who is not subject to payment of U.S. income taxes may move his or her shares of Common Stock to another brokerage account of his or her choosing or request that a stock certificate be delivered to him or her at any time, without regard to the Code Section 423 holding period.

10.2	Notice of Disposition

By entering the Plan, each Participant agrees to promptly give the Company notice of any Common Stock disposed of within the later of one year from the Purchase Date and two years from the Offering Date for such Common Stock, showing the number of such shares disposed of and the Purchase Date and Offering Date for such Common Stock. This notice shall not be required if and so long as the Company has a designated ESPP Broker.

SECTION 11. CHANGES IN WITHHOLDING AMOUNTS AND VOLUNTARY WITHDRAWAL

11.1	Changes in Withholding Amounts

(a)	Unless the Plan Administrator establishes otherwise for a future Offering, during a Purchase Period, a Participant may elect to reduce payroll contributions to 0% by completing and filing with the Human Resources Department an amended Subscription authorizing cessation of payroll deductions. The change in rate shall be effective as of the first pay date that falls at least ten business days after the Participant files the amended Subscription (the “Change Notice Date”), unless the Plan Administrator determines otherwise for a future Offering. All payroll deductions accrued by a Participant as of a Change Notice Date shall continue to be applied toward the purchase of Common Stock on the Purchase Date, unless a Participant withdraws from the Plan, pursuant to Section 11.2 below. An amended Subscription shall remain in effect until the Participant changes such Subscription in accordance with the terms of the Plan.

(b)	Unless the Plan Administrator determines otherwise for a future Offering, a Participant may elect to increase or decrease the amount to be withheld from his or her compensation for future Purchase Periods by filing with the Human Resources Department an amended Subscription; provided, however, that notice of such election must be delivered to the Human Resources Department prior to or during an open enrollment period for the next Purchase Period (or by any other time period established by the Plan Administrator for a future Offering) in such form and in accordance with such terms as the Plan Administrator may establish for an Offering. An amended Subscription shall remain in effect until the Participant changes such Subscription in accordance with the terms of the Plan.

(c)	Notwithstanding the foregoing, to the extent necessary to comply with Code Section 423 and Section 8.1, a Participant’s payroll deductions shall be decreased to 0% during any Purchase Period if the aggregate of all payroll deductions accumulated with respect to one or more Purchase Periods ending within the same calendar year exceeds $25,000 of Fair Market Value of the Common Stock determined as of the first day of an Offering ($21,250 to the extent the Purchase Price may be 85% of the Fair Market Value of the Common Stock on the Offering Date of the Offering). Payroll deductions shall re-commence at the rate provided in such Participant’s Subscription at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless the Participant terminates participation in the Plan as provided in Section 11.2 or indicates otherwise in an amended Subscription. Also, notwithstanding the foregoing, a Participant’s payroll deductions shall be decreased to 0% at such time that the aggregate of all payroll deductions accumulated with respect to an Offering exceeds the amount necessary to purchase 2,000 shares of Common Stock in such Offering (or such other number as the Board or Committee shall specify for a future Offering). Payroll deductions shall re-commence at the rate provided in such Participant’s Subscription at the beginning of the next Purchase Period, provided the Participant continues to participate in the Plan and such participation complies with Section 8.1.

11.2	Withdrawal From the Plan

A Participant may withdraw from the Plan by completing and delivering to the Human Resources Department a written notice of withdrawal on a form provided for such purpose. Such notice must be delivered at least ten business days prior to the end of the Purchase Period for which such withdrawal is to be effective, or by any other date specified by the Plan Administrator for a future Offering.

11.3	Notice of Withdrawal; Effect of Withdrawal on Prior Purchase Periods; Re-enrollment in the Plan

(a)	The Company may, from time to time, impose a requirement that any notice of withdrawal be on file with the Human Resources Department for a reasonable period prior to the effectiveness of the Participant’s withdrawal.

(b)	If a Participant withdraws from the Plan after the Purchase Date for a Purchase Period, the withdrawal shall not affect Common Stock acquired by the Participant in any earlier Purchase Periods.

(c)	In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may participate in any subsequent Offering under the Plan by again satisfying the definition of Eligible Employee and re-enrolling in the Plan in accordance with Section 7.

11.4	Return of Payroll Deductions

Upon withdrawal from the Plan pursuant to Section 11.2, the withdrawing Participant’s accumulated payroll deductions that have not been applied to the purchase of Common Stock shall be returned as soon as practical after the withdrawal, without the payment of any interest, to the Participant and the Participant’s interest in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

SECTION 12. AUTOMATIC WITHDRAWAL

For any future Offering with multiple Purchase Periods, the Plan Administrator may provide that if the Fair Market Value of the Common Stock on any Purchase Date of an Offering is less than the Fair Market Value of the Common Stock on the Offering Date for such Offering, then every Participant shall automatically (a) be withdrawn from such Offering at the close of such Purchase Date and after the acquisition of the shares of Common Stock for such Purchase Period and (b) be enrolled in the Offering commencing on the first business date subsequent to such Purchase Period, provided the Participant is eligible to participate in the Plan and has not elected to terminate participation in the Plan.

SECTION 13. TERMINATION OF EMPLOYMENT

Termination of a Participant’s employment with the Company for any reason, including retirement, death or the failure of a Participant to remain an Eligible Employee, shall immediately terminate the Participant’s participation in the Plan. The payroll deductions credited to the Participant’s account since the last Purchase Date shall, as soon as practical, be returned to the Participant or, in the case of a Participant’s death, to the Participant’s legal representative or designated beneficiary as provided in Section 14.2, and all the Participant’s rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this Section 13.

SECTION 14. RESTRICTIONS ON ASSIGNMENT

14.1	Transferability

An Option granted under the Plan shall not be transferable and such Option shall be exercisable during the Participant’s lifetime only by the Participant. The Company will not recognize, and shall be under no duty to recognize, any assignment or purported assignment by a Participant of the Participant’s interest in the Plan, of his or her Option or of any rights under his or her Option.

14.2	Beneficiary Designation

A Participant may designate on a Company-approved form a beneficiary who is to receive any shares and cash, if any, from the Participant’s account under the Plan in the event the Participant dies after the Purchase Date for an Offering but prior to delivery to such Participant of such shares and cash. In addition, a Participant may designate on a Company-approved form a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event that the Participant dies before the Purchase Date for an Offering. Such designation may be changed by the Participant at any time by written notice to the Human Resources Department.

SECTION 15. NO RIGHTS AS SHAREHOLDER UNTIL SHARES ISSUED

With respect to shares of Common Stock subject to an Option, a Participant shall not be deemed to be a shareholder of the Company, and he or she shall not have any of the rights or privileges of a shareholder. A Participant shall have the rights and privileges of a shareholder of the Company when, but not until, a certificate or its equivalent has been issued to the Participant for the shares following exercise of the Participant’s Option.

SECTION 16. LIMITATIONS ON SALE OF COMMON STOCK PURCHASED UNDER THE PLAN

The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any Participant in the conduct of his or her own affairs. A Participant, therefore, may sell Common Stock purchased under the Plan at any time he or she chooses subject to compliance with Company policies and any applicable federal and state securities laws. A Participant assumes the risk of any market fluctuations in the price of the Common Stock.

SECTION 17. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

(a)	The Board may amend the Plan in such respects as it shall deem advisable; provided, however, that, to the extent required for compliance with Code Section 423 or any applicable law or regulation, shareholder approval will be required for any amendment that will (i) increase the total number of shares as to which Options may be granted under the Plan, (ii) modify the class of employees eligible to receive Options, or (iii) otherwise require shareholder approval under any applicable law or regulation; and provided further, that except as provided in this Section 17, no amendment to the Plan shall make any change in any Option previously granted which adversely affects the rights of any Participant.

(b)	The Plan shall continue in effect for ten years after the date of its adoption by the Board. Notwithstanding the foregoing, the Board may at any time and for any reason suspend or terminate the Plan. During any period of suspension or upon termination of the Plan, no Options shall be granted.

(c)	Except as provided in Section 20, no such termination of the Plan may affect Options previously granted, provided that the Plan or an Offering may be terminated by the Board on a Purchase Date or by the Board setting a new Purchase Date with respect to an Offering and a Purchase Period then in progress if the Board determines that termination of the Plan and/or the Offering is in the best interests of the Company and the shareholders or if continuation of the Plan and/or the Offering would cause the Company to incur adverse accounting charges as a result of a change after the effective date of the Plan in the generally accepted accounting rules applicable to the Plan.

SECTION 18. NO RIGHTS AS AN EMPLOYEE

Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company or a Parent Corporation or Subsidiary Corporation or to affect the right of the Company or a Parent Corporation or Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time with or without cause.

SECTION 19. EFFECT UPON OTHER PLANS

The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Parent Corporation or Subsidiary Corporation. Nothing in the Plan shall be construed to limit the right of the Company, any Parent Corporation or Subsidiary Corporation to (a) establish any other forms of incentives or compensation for employees of the Company, a Parent Corporation or Subsidiary Corporation or (b) grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 20. ADJUSTMENTS

20.1	Adjustment of Shares

In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, split-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then (subject to any required action by the Company’s shareholders), the Board, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in (i) the maximum number and kind of shares of Common Stock subject to the Plan as set forth in Section 4, (ii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities and (iii) the maximum number of shares of Common Stock that may be purchased by a Participant in a Purchase Period, or by all Participants in a single Purchase Period. The determination by the Board or the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a merger, asset sale, dissolution or liquidation of the Company shall not be governed by this Section 20.1 but shall be governed by Sections 20.2 and 20.3.

20.2	Dissolution or Liquidation of the Company

In the event of the proposed dissolution or liquidation of the Company, the Offering then in progress shall be shortened by setting a new Purchase Date and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Board. The new Purchase Date shall be a specified date before the date of the Company’s proposed dissolution or liquidation. The Board shall notify each Participant in writing prior to the new Purchase Date that the Purchase Date for the Participant’s Option has been changed to the new Purchase Date and that the Participant’s Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11.

20.3	Company Transaction

In the event of a proposed Company Transaction, each outstanding Option shall be assumed or an equivalent option substituted by the successor company or parent thereof (the “Successor Company”). In the event that the Successor Company refuses to assume or substitute for the Option, any Offering then in progress shall be shortened by setting a new Purchase Date. The new Purchase Date shall be a specified date before the date of the Company Transaction. The Board shall notify each Participant in writing, prior to the new Purchase Date, that the Purchase Date for the Participant’s Option has been changed to the new Purchase Date and that the Participant’s Option shall be exercised automatically on the new Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 11.

20.4	Limitations

The grant of Options shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

SECTION 21. REGISTRATION; CERTIFICATES FOR SHARES

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

To the extent that the Plan or any instrument evidencing shares of Common Stock provides for issuance of stock certificates to reflect the issuance of such shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

SECTION 22. ELIGIBLE EMPLOYEES IN OTHER COUNTRIES

Without amending the Plan, the Plan Administrator may grant Options or establish other procedures to provide benefits to Eligible Employees of nondomestic Designated Subsidiaries. The Plan Administrator may make such procedures and grants on terms and conditions different from those specified in this Plan, as may, in the judgment of the Plan Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan. The Plan Administrator shall have authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable: (a) to comply with provisions of local law, regulation or similar requirements to operate the Plan in an advantageous manner in countries or jurisdictions outside the U.S. in which the Company or any Designated Subsidiary may operate or have employees; (b) to ensure the viability of Plan benefits for Eligible Employees employed in such countries or jurisdictions; and (c) to meet the objectives of the Plan. Notwithstanding anything to the contrary herein, any such actions taken by the Plan Administrator with respect to Eligible Employees of any nondomestic Subsidiary Corporation may be treated as a subplan outside of an “employee stock purchase plan” as defined under Code Section 423. Such subplans are not subject to the requirements of Code Section 423, nor to Plan provisions that incorporate or otherwise reflect it. Nothing in this Section authorizes the Plan Administrator to increase the total number of shares authorized by the shareholders, to expand the class of eligible participants, or to alter the type of award available under this Plan.

SECTION 23. EFFECTIVE DATE

The Plan shall become effective on the date it is approved by the Company’s shareholders, so long as such approval is obtained within 12 months of the date on which the Plan was adopted by the Board.

ESTERLINE TECHNOLOGIES CORPORATION

This Proxy is Solicited on Behalf of The Board of Directors

The undersigned hereby appoints Robert W. Cremin and Robert D. George and each of them as proxies, each with full power of substitution, to represent and vote for and on behalf of the undersigned, the number of shares of common stock of Esterline Technologies Corporation that the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on March 5, 2008, or at any adjournment or postponement thereof. The undersigned directs that this proxy be voted as follows:

(Continued and to be signed on other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Esterline Technologies account online.

Access your Esterline Technologies shareholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Esterline Technologies, now makes it easy and convenient to get current information on your shareholder account.

View account status View payment history for dividends

View certificate history Make address changes

View book-entry information Obtain a duplicate 1099 tax form

Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner

For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time

****TRY IT OUT**** www.bnymellon.com/shareowner/isd

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Please Mark Here for Address Change or Comments

SEE REVERSE SIDE

FOR all nominees listed below (except as marked to the contrary)

WITHHOLD AUTHORITY to vote for all nominees listed below

1. Election of the following Director Nominees:

To serve a term that expires in 2011: 01 Lewis E. Burns 02 Robert W. Cremin 03 Anthony P. Franceschini, and 04 James J. Morris

FOR AGAINST ABSTAIN

2. To consider and approve a proposal to amend the Company’s 2004 Equity Incentive Plan to, among other things, authorize the issuance of an additional 1,000,000 shares of the Company’s Common Stock.

FOR AGAINST ABSTAIN

3. To consider and approve a proposal to amend the Company’s Employee Stock Purchase Plan to authorize the issuance of an additional 250,000 shares of the Company’s Common Stock.

INSTRUCTION: To withhold authority for any individual nominee, print that nominee’s name in the following space:

This proxy, when properly executed, will be voted in the manner directed on this proxy card. Management recommends a vote FOR all nominees designated on this proxy card and FOR proposals 2 and 3. If no specification is made, a vote FOR all nominees and FOR proposals 2 and 3 will be entered. In their discretion, the holders of this proxy are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given for such shares and ratifies all that said proxies or their substitutes may lawfully do by virtue hereof.

Signature Signature Date

NOTE: Please sign as name appears on this proxy. If stock is held jointly, each owner should sign. Persons signing in a representative capacity should give their title. PLEASE PROMPTLY DATE, SIGN AND RETURN THIS PROXY CARD.

FOLD AND DETACH HERE

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.